                                  EXHIBIT 10.15







                                PALL CORPORATION
                               PROFIT-SHARING PLAN




                   as amended and restated as of July 1, 1998

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

ARTICLE 1 - DEFINITIONS........................................................1

         1.1. "Accounts" or "Plan Accounts"....................................1

         1.2. "Affiliated Company".............................................1

         1.3. "Beneficiary"....................................................1

         1.4. "Break in Service"...............................................2

         1.5. "Code"...........................................................2

         1.6. "Committee"......................................................2

         1.7. "Company"........................................................2

         1.8. "Compensation"...................................................2

         1.9. "Compensation Limit".............................................2

         1.10. "Designated Officer"............................................2

         1.11. "Disabled"......................................................3

         1.12. "Earnings"......................................................3

         1.13. "Employee"......................................................3

         1.14. "Employer"......................................................3

         1.15. "Employer Contribution Account".................................3

         1.16. "Employer Contributions"........................................3

         1.17. "ERISA".........................................................3

         1.18. "401(k) Contribution Account"...................................3

         1.19. "401(k) Contributions"..........................................3

         1.20. "401(k) Matching Account".......................................3

         1.21. "401(k) Matching Contributions".................................4

         1.22. "Highly Compensated Employee"...................................4

         1.23. "Hours of Service"..............................................4

         1.24. "Leave".........................................................6

         1.25. "Member"........................................................6

         1.26. "Mutual Fund"...................................................6

         1.27. "Normal Retirement Age".........................................6

         1.28. "Pall Stock Fund"...............................................6

         1.29. "Plan"..........................................................6

         1.30. "Plan Year".....................................................6

         1.31. "Reemployment Commencement Date"................................6

         1.32. "Rollover Account"..............................................6

         1.33. "Service".......................................................7

         1.34. "Termination of Service"........................................7

         1.35. "Trust".........................................................7

         1.36. "Trust Agreement"...............................................7

         1.37. "Trust Fund"....................................................7

         1.38. "Trustee".......................................................7

         1.39. "Vested Portion"................................................7

         1.40. "Voluntary Contribution Account"................................9

         1.41. "Voluntary Contributions".......................................9

         1.42. "Years of Service"..............................................9


ARTICLE 2 - PURPOSE, ELIGIBILITY AND PARTICIPATION.............................9

         2.1. Purpose..........................................................9

         2.2. Eligibility......................................................9

         2.3. Commencement of Membership.......................................9

         2.4. Membership After Reemployment...................................10


ARTICLE 3 - CONTRIBUTIONS AND ROLLOVERS.......................................10

         3.1. 401(k) Contributions............................................10

         3.2. Voluntary Contributions.........................................11

         3.3. Elections.......................................................11

         3.4. Employer Contributions..........................................12

         3.5. 401(k) Matching Contributions...................................13

         3.6. Time and Manner.................................................13

         3.7. Rollovers.......................................................14

                                      -ii-
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ARTICLE 4 - LIMITATIONS ON CONTRIBUTIONS......................................15

         4.1. Dollar Limit for 401(k) Contributions...........................15

         4.2. Nondiscrimination Limit for 401(k) Contributions................15

         4.3. Nondiscrimination Limit for Voluntary and 401(k) Matching
                Contributions.................................................15

         4.4. Special Rules for Nondiscrimination Limits......................16

         4.5. Deduction Limit.................................................17

         4.6. Section 415 Limits..............................................17

         4.7. Adjustments.....................................................19

         4.8. Corrective Distributions........................................19

         4.9. Other Rules.....................................................22


ARTICLE 5 - PLAN ACCOUNTS, ALLOCATIONS AND FORFEITURES........................22

         5.1. Plan Accounts...................................................22

         5.2. Forfeitures.....................................................23


ARTICLE 6 - INVESTMENTS AND EARNINGS..........................................24

         6.1. Investment of Accounts..........................................24

         6.2. Investment Elections............................................25

         6.3. Determination of Earnings.......................................27

         6.4. Voting Rights...................................................28


ARTICLE 7 - DISTRIBUTIONS, WITHDRAWALS AND LOANS..............................28

         7.1. Distributions...................................................28

         7.2. Hardship Withdrawals............................................31

         7.3. In-Service Withdrawals..........................................33

         7.4. Direct Rollovers................................................33

         7.5. Loans...........................................................34


ARTICLE 8 - PLAN ADMINISTRATION...............................................37

         8.1. Responsibility for Administering the Plan.......................37

         8.2. Responsibilities of the Committee...............................37

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         8.3. Duties and Powers of the Committee..............................38

         8.4. Reimbursement and Indemnification of the Committee..............39

         8.5. Responsibilities of the Trustee.................................40

         8.6. Responsibilities of the Company's Board of Directors............40

         8.7. Claims Procedure................................................40

         8.8. Agent for Service of Process....................................41

         8.9. Expenses........................................................41


ARTICLE 9 - AMENDMENT, MERGER AND TERMINATION.................................41

         9.1. Amendment.......................................................41

         9.2. Merger or Consolidation.........................................41

         9.3. Termination.....................................................42

         9.4. Termination of An Employer's Participation in the Plan..........43


ARTICLE 10 - TOP-HEAVY PROVISIONS.............................................44

         10.1. General........................................................44

         10.2. Minimum Benefit................................................44

         10.3. Minimum Vesting................................................45

         10.4. Maximum Compensation...........................................45

         10.5. Section 415 Limits.............................................45

         10.6. Definitions....................................................45

         10.7. Applicability..................................................47


ARTICLE 11 - SPECIAL RULES FOR GELMAN EMPLOYEES...............................47

         11.1. In General.....................................................47

         11.2. Transfer of Employment to Gelman...............................47

         11.3. Transfer of Employment From Gelman to an Employer..............48

         11.4. Plan Loans.....................................................49

         11.5. Article Ceases to Apply........................................49


ARTICLE 12 - MISCELLANEOUS....................................................49

         12.1. Plan Assets to be Held for Exclusive Benefit of Members........49


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         12.2. Nonassignability of Rights.....................................50

         12.3. Qualified Domestic Relations Orders............................50

         12.4. Military Leaves of Absence.....................................50

         12.5. Trust Fund as Sole Source of Benefit Payments..................50

         12.6. Right to Employment............................................50

         12.7. Gender and Number..............................................51

         12.8. Titles.........................................................51

         12.9. Notifications..................................................51

                                PALL CORPORATION
                               PROFIT-SHARING PLAN

                                    Foreword

         This document sets forth the Pall Corporation Profit-Sharing Plan, as amended and restated as of July 1, 1998.

         Amendments to the following Plan sections that reflect the acquisition of Gelman Sciences, Inc. and the merger of the Plan with the Gelman Sciences 401(k) Savings Plan are effective January 1, 1999: 1.38(d), 7.1(b), 7.1(f), 7.2,
7.2(b), 7.3(a), 7.3(b), 7.5(b), 7.5(n), 7.5(o), 11.5. Amendments to the
following Plan provisions that reflect the elimination of various forms of benefits from the Gelman Sciences 401(k) Savings Plan and the Filtron Technology Corporation 401(k) Savings Plan are effective January 1, 2002: 7.1(b), 7.1(f).

         Amendments to the following Plan sections that reflect the 401(k) Matching Contribution feature are effective January 1, 1999: 1.20, 1.21, 1.38(a), 3.4, 3.5, 3.6, 4.3, 4.6(c), 4.6(d), 4.8, 4.8(d), 5.1, 6.2(c), 6.2(f),
7.5(b).

         Amendments to the following Plan sections that reflect changes to the Investment Options listed in Section 6.1 are effective as follows: 6.1(d)-(f), effective June 1, 1998; 6.1(i)-(m), effective June 1, 1999; 6.1(n), effective October 16, 2000; 6.1(o)-(p), effective May 1, 2000; 6.2(f)(3), effective
October 15, 2001.

         Amendments to the following Plan sections that reflect telephonic and/or electronic administration of the Plan are effective July 1, 1998 as follows: 3.3 amendments apply to any deferral elections, and to any changes and termination of deferral elections, made on and after such date; 7.1 amendments apply to any Participant who terminates employment on or after such date; 6.2 amendments apply to any election made on or after such date.

         Amendments to the following Plan sections that reflect the provisions of the Small Business Job Protection Act are effective as follows, except as otherwise indicated in the text of the Plan: 1.22, 4.2, 4.3, 4.8(c), effective January 1, 1997; 1.8, effective January 1, 1998, 12.4, effective January 1, 1995. Amendments to the following Plan sections that reflect provisions of the Taxpayer Relief Act of 1997 are effective as follows: 7.1(c) (increase in cashout threshold), effective January 1, 1998, 7.1(c) (elimination of the "lookback rule"), effective for distributions after March 22, 1999.

         The amendments to Section 7.5 of the Plan apply to any loans made on or after July 1, 1998.

         The amendment to Section 7.2(d) in connection with the establishment of the Employee Stock Purchase Plan is effective November 1, 1999.

         The amendments to Section 7.1(e)(2) and (3) are effective for distributions on or after January 1, 2001.

         Each other amendment to the Plan reflected in this document is effective January 1, 1998, except as otherwise indicated in the text of the Plan.

         The rights under the Plan of any person who retired or otherwise terminated employment with his or her employer before the effective date of a particular amendment shall be determined solely under the terms of the Plan as in effect on the date of his or her retirement or other termination of employment, without regard to such amendment.

                            ARTICLE 1 - DEFINITIONS


         As used herein, the following terms shall have the following meanings, unless a different meaning is required by the context:

         1.1. "Accounts" or "Plan Accounts" - shall mean the separate accounts established and maintained for a Member pursuant to Section 5.1.

         1.2. "Affiliated Company" shall mean (a) the Company, (b) any corporation which is treated, under section 414(b) of the Code, as a member of a controlled group of corporations of which the Company is also a member; (c) any trade or business (whether or not incorporated) which is treated, under section 414(c) of the Code, as belonging to a group of trades or businesses under common control, and which includes the Company; or (d) any other entity which, under section 414(m) or 414(o) of the Code, is included, along with the Company, in a group of employers, the employees of which are treated as employed by a single employer. For purposes of Section 4.6(a), the preceding sentence shall be applied by taking into account the requirement of section 415(h) of the Code.

         1.3. "Beneficiary" - shall mean the person or persons designated by a Member to receive any amount distributable under Section 7.1 by reason of his death, as indicated in the last written designation of a Beneficiary filed by such Member with the Committee, on a form furnished by the Committee for such purpose, prior to such Member's death.

         Notwithstanding the foregoing, if a Member who was married at the date of his death, and who had been married to his spouse throughout the one-year period ending on the date of his death, had designated any person other than such spouse as his Beneficiary, such Member shall be deemed to have failed to designate a Beneficiary unless such spouse consents to the designation of such non-spouse Beneficiary. Said spousal consent shall be made in writing, shall specifically identify the person designated as the Member's Beneficiary, and shall acknowledge the effect of the spouse's consent to such designation on her rights to benefits under the Plan. Further, such consent shall be signed by the spouse, witnessed by a notary public and filed with the Committee. The consent of a spouse to any designation of a non-spouse Beneficiary shall be irrevocable as to such designation, and shall be effective only with respect to that spouse. However, the consent of a Member's spouse to the Member's designation of a non-spouse Beneficiary shall not be required if it is established to the satisfaction of the Committee that such consent cannot be obtained because there is no spouse, because the spouse cannot be located, or because of such other circumstances as may be prescribed in the applicable Treasury regulations or in rulings or notices issued by the Internal Revenue Service.

         If a Member has failed (or is deemed above to have failed) to designate a Beneficiary, or if no Beneficiary designated by him survives to receive any amount distributable hereunder upon the Member's death, the following person or persons will be deemed to be such Member's Beneficiary with priority in the order named: (a) his spouse; and (b) his estate.

         1.4. "Break in Service" - shall mean a period consisting of one or more consecutive Plan Years during each of which an Employee has not completed more than 500 Hours of Service. A "5-Year Break in Service" shall mean a Break in Service which includes five or more consecutive Plan Years during each of which the Employee has not completed more than 500 Hours of Service.

         1.5. "Code" - shall mean the Internal Revenue Code of 1986, as amended from time to time.

         1.6. "Committee" - shall mean the committee established by the Board of Directors of the Company under Section 8.6(b) to control and manage the operation and administration of the Plan.

         1.7. "Company" - shall mean Pall Corporation.

         1.8. "Compensation" - An Employee's Compensation, for any Plan Year, shall mean the sum, for such Plan Year, of (a) the amount of the Employee's gross income reported on Form W-2 by his Employer and (b) the 401(k) Contributions and any before-tax elective contributions to a Code section 125 "cafeteria plan" made on behalf of the Employee by his Employer, and (c) after December 31, 2000, amounts, if any, not includable in the Employee's gross income by reason of section 132(f)(4) of the Code; provided, however, that for purposes of Section 3.4, for any Plan Year, an Employee's Compensation shall mean the sum, for such Plan Year, of the base pay, prior to reduction for the amounts described in clause (b) above, bonuses and overtime pay paid by the Employer to the Employee during the taxable year of the Employer which ends in such Plan Year; and, provided further that in no case shall an Employee's Compensation include any amount paid to the Employee as a severance benefit without regard to the form or payment method of such severance.

         In addition to the foregoing, (1) an Employee's Compensation for any Plan Year shall, except for purposes of Section 3.4, include any amount which is described above, but which is paid or provided to, or on behalf of, the Employee during such Plan Year by an entity which is not an Employer, but which is an Affiliated Company, and (2) Compensation shall exclude any premium paid to any Employee for service with a non-U.S. Affiliated Company.

         For any Plan Year, the amount of Compensation taken into account under the Plan for any Employee shall not exceed the Compensation Limit in effect for such Plan Year.

         1.9. "Compensation Limit" shall mean, for any Plan Year, $160,000, as increased by the cost-of-living adjustment, if any, in effect for such Plan Year under section 401(a)(17)(B) of the Code.

         1.10. "Designated Officer" shall mean any Member who is either (a) the Corporate Secretary of the Company or (b) required to file reports with the Securities Exchange Commission under section 16 of the Securities Exchange Act of 1934.

         1.11. "Disabled" - The term "Disabled" shall have the meaning assigned to it under section 72(m)(7) of the Code.

         1.12. "Earnings" - shall mean the Earnings attributable to the investment of a Member's 401(k) Contribution Account, Voluntary Contribution Account, Employer Contribution Account or Rollover Account, as determined under
Section 6.3 hereof.

         1.13. "Employee" - shall mean any individual who is employed by an Employer as a common law employee. The term "Employee" shall not include any individual who is (a) a "leased employee" within the meaning of section 414(n)(2) of the Code, (b) a non-employee consultant or independent contractor who is not paid from the Employer's payroll, or (c) a Contract Worker as hereinafter defined. A "Contract Worker" shall mean any person who provides services to an Employer pursuant to a written agreement between the Employer and any entity that is not one of the Affiliated Companies, unless the agreement pursuant to which such person provides services to any Employer specifically provides for such person to be covered under this Plan or under a program of employee benefits maintained by such Employer that includes this Plan. A person who is a Contract Worker, as so defined, shall be treated as a Contract Worker for purposes of this Plan, notwithstanding any determination by any court or administrative agency that such person is properly classified as a common law employee of an Employer, rather than as an independent contractor.

         1.14. "Employer" - shall mean the Company or any Affiliated Company which has adopted this Plan.

         1.15. "Employer Contribution Account" - shall mean the separate account established and maintained for a Member under Section 5.1 to hold Employer Contributions and the Earnings thereon.

         1.16. "Employer Contributions" - shall mean the contributions described in Section 3.4.

         1.17. "ERISA" - shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time.

         1.18. "401(k) Contribution Account" - shall mean the separate account established and maintained for a Member under Section 5.1 to hold 401(k) Contributions and the Earnings thereon.

         1.19. "401(k) Contributions" - shall mean the contributions described in Section 3.1.

         1.20. "401(k) Matching Account" - shall mean the separate account established and maintained for a Member under Section 5.1 to hold 401(k) Matching Contributions and Earnings thereon.

         1.21. "401(k) Matching Contributions" - shall mean the contributions described in Section 3.5.

         1.22. "Highly Compensated Employee" - shall mean, for any Plan Year, any individual who is in Service during such Plan Year, and who either:

         (a) was, at any time during such Plan Year or the immediately preceding Plan Year, a five-percent owner, within the meaning of section 414(q)(2) of the Code, of any Affiliated Company, or

         (b) for the immediately preceding Plan Year (1) had Compensation in excess of $80,000, as increased by the cost-of-living adjustment, if any, in effect for such preceding year under section 414(q)(1) of the Code, and (2) was in the top-paid group of employees, within the meaning of section 414(q)(3) of the Code.

         1.23. "Hours of Service" - an Employee shall be credited with Hours of Service in accordance with the following rules:

         (a) Work Performed. An Employee shall be credited with one Hour of Service for each hour for which he is paid, or entitled to payment, by an Affiliated Company for the performance of duties for such company.

         (b) Paid Absences. An Employee shall be credited with one Hour of Service for each hour for which he is paid, or entitled to payment, by an Affiliated Company for a period of time during which no duties are performed by him (irrespective of whether the employment relationship has terminated) due to vacation, holiday, illness, incapacity (including Disability), lay-off, jury duty or military duty. For this purpose, a payment shall be deemed to be made by or due from an Affiliated Company regardless of whether such payment is made by or due from such company directly, or indirectly through, among others, a trust fund, insurer, or other entity to which such company contributes or pays premiums and regardless of whether contributions made or due to the trust fund, insurer or other entity are for the benefit of particular Employees or are on behalf of a group of Employees in the aggregate. However, no Hours of Service shall be credited hereunder with respect to (1) hours for which an Employee receives payment under a plan maintained solely for the purpose of complying with applicable workmen's compensation, unemployment compensation, or disability insurance laws, or (2) hours for which an Employee receives a payment which solely reimburses him for medical or medically-related expenses incurred by him. No more than 501 Hours of Service shall be credited hereunder to an Employee on account of any single continuous period during which he performs no duties whether or not such period occurs within a single Plan Year.

         (c) Back Pay. An Employee shall be credited with one Hour of Service for each hour for which back pay, irrespective of mitigation of damages, is awarded or agreed to by an Affiliated Company. However, no Hours of Service shall be credited hereunder if they are credited to the Employee under subsection (a) or (b) above. Furthermore, crediting of Hours of Service hereunder for periods described in subsection (b) above shall be subject to the limitations therein set forth.

         (d) Special Rules for Crediting Hours of Service. Hours of Service to be credited under subsection (b) above, and the periods to which Hours of Service are to be credited under subsections (a), (b) and (c) above, shall be determined under the rules set forth in ss.2530.200b-2(b) and (c) of the regulations issued by the U.S. Department of Labor, as the same may be amended from time to time.

         (e) Paid Leave. In the case of any Employee who incurs any paid Leave, the Employee shall be credited, for the period during which he is on such Leave, with the number of Hours of Service which otherwise normally would have been credited to such Employee for such period under the Plan but for such Leave, as determined by the Committee. However, no Hours of Service shall be credited under this subsection (e) if they are credited to the Employee under subsection
(b) above.

         (f) Employees Exempt From the Fair Labor Standards Act. In the case of any Employee who is not covered by the Fair Labor Standards Act, in lieu of being credited with Hours of Service in the amount and in the manner described in subsections (a) through (e) above, such Employee shall be credited with 45 Hours of Service for each week for which he would otherwise be credited with at least one Hour of Service under subsections (a) through (e) above.

         (g) Maternity or Paternity Absence. Solely for purposes of determining whether an Employee has incurred a Break in Service by reason of a Maternity or Paternity Absence, such Employee shall be credited, during such absence, with the same number of Hours of Service which otherwise normally would have been credited to such Employee but for such absence, as determined by the Committee. Notwithstanding the foregoing, the total number of hours so credited by reason of any such Maternity or Paternity Absence shall not exceed 501 hours. Hours to be credited hereunder shall be credited only in the Plan Year in which the Maternity or Paternity Absence begins, if the Employee would be prevented from incurring a Break in Service in such Plan Year solely because of the operation of this subsection (g); otherwise, such Hours of Service shall be credited in the immediately following Plan Year. For purposes of this subsection (g), Maternity or Paternity Absence shall mean any period during which an Employee is absent from work by reason of the Employee's pregnancy, the birth of a child of the Employee, the placement of a child with the Employee in connection with the Employee's adoption of such child, or the Employee's providing care for such child for a period beginning immediately following such birth or placement. This subsection (g) shall not apply to any Maternity or Paternity absence which is a paid Leave.

         (h) FMLA Absence. Solely for purposes of determining whether an Employee has incurred a Break in Service by reason of a leave of absence taken under the Family Medical Leave Act of 1993 (an "FMLA Absence"), such Employee shall be credited, for the period during which he is taking the FMLA Absence, with the same number of Hours of Service which otherwise normally would have been credited to such Employee but for such absence, as determined by the Committee. This subsection (h) shall not apply to any FMLA Absence which is a paid Leave.

         (i) Asset and Stock Acquisitions. In computing Hours of Service (and Years of Service), to the extent determined by the Committee, any service performed by an individual as an employee of a former employer (which is not otherwise required to be taken into account under the Plan) shall be taken into account under the Plan if such individual became an Employee:

                  (1) in connection with the acquisition of the assets of the former employer by his Employer;

                  (2) in connection with the acquisition of the stock of the former employer by, and the merger of the former employer with and into, his Employer;

                  (3) by the transfer of his employment to his Employer after the former employer became an Affiliated Company.

         1.24. "Leave" - shall mean any period during which an Employee is absent pursuant to an authorized leave of absence, approved by his Employer on a non-discriminatory basis under rules uniformly applicable to all of its Employees which are similarly situated, for a period not to exceed two years.

         1.25. "Member" - shall mean (a) any Employee on January 1, 1998 who was participating in the Plan on December 31, 1997 and (b) any other Employee whose membership in the Plan commences, or resumes, on or after January 1, 1998. An Employee who is or becomes a Member, as so defined, shall cease to be a Member, as that term is used herein, on the date which is the later of (1) the date on which he incurs a Termination of Service or (2) the date on which there is no balance to his credit in his Plan Accounts.

         1.26. "Mutual Fund" - shall mean any fund or portfolio maintained by any open-end investment company registered under the Investment Company Act of 1940.

         1.27. "Normal Retirement Age" - shall mean age 65.

         1.28. "Pall Stock Fund" - shall mean the investment fund established, maintained and managed by the Trustee pursuant to the Trust Agreement the assets of which are invested primarily in shares of common stock of Pall Corporation.

         1.29. "Plan" - shall mean the Pall Corporation Profit-Sharing Plan, as set forth in this document and as the same may be amended from time to time.

         1.30. "Plan Year" - shall mean the calendar year.

         1.31. "Reemployment Commencement Date" - shall mean the date on which an Employee first performs an Hour of Service upon his return to Service with an Employer after a Termination of Service.

         1.32. "Rollover Account" - shall mean the separate account established and maintained for a Member under Section 5.1 to hold Rollover Contributions and the Earnings thereon.

         1.33. "Service" - shall mean employment with an Employer or any other Affiliated Company.

         1.34. "Termination of Service" - An Employee shall be treated as having incurred a Termination of Service on the first date as of which he is no longer in the employ of any Employer or any other Affiliated Company. An Employee shall not be treated as having incurred a Termination of Service as a result of his absence from work unless such absence is due to his resignation, discharge, retirement or death. However, an Employee who is on a Leave shall be treated as having incurred a Termination of Service (and as having ceased to be an Employee) (a) as of the expiration of such Leave, unless prior to such expiration he resumes his active employment with his Employer, or (b) at such earlier time as he notifies his Employer, in writing, that he does not intend to resume his active employment with the Employer at the expiration of such Leave.

         1.35. "Trust" - shall mean the trust, created pursuant to a trust agreement between the Company and the Trustee, which holds the assets of the Plan.

         1.36. "Trust Agreement" - shall mean the agreement, between the Company and the person named as trustee therein, setting forth the provisions of the trust associated with this Plan.

         1.37. "Trust Fund" - shall mean the assets of the Plan held in trust, pursuant to the Trust Agreement.

         1.38. "Trustee" - shall mean the person named as trustee in the Trust Agreement.

         1.39. "Vested Portion" - shall mean the portion of a Member's Account or Accounts in which the Member is vested, determined in accordance with the rules set forth below.

         (a) Employer Contribution Account and 401(k) Matching Account. Except as otherwise provided in this Section 1.39, a Member shall become vested in his Employer Contribution Account and Matching Contributions made prior to January 1, 2002 to his 401(k) Matching Account in accordance with the schedule below:

                Years of Service           Vested Percentage
                ----------------           -----------------
                  less than 5                       0
                  5 or more                         100%

In the case of Matching Contributions made after December 31, 2001 to his 401(k) Matching Account, a Member shall become vested in such contributions in accordance with the schedule below:

                  Years of Service         Vested Percentage
                  ----------------         -----------------
                  less than 2                   0
                  2, but less than 3            20%
                  3, but less than 4            40%
                  4, but less than 5            60%
                  5 or more                     100%

         Notwithstanding the schedules above, a Member shall be 100% vested in his Employer Contribution Account and his 401(k) Matching Account if while he is in Service, he attains Normal Retirement Age or a higher age, dies or becomes Disabled.

         (b) Fully Vested Plan Accounts. A Member shall, at all times, be 100% vested in his 401(k) Contribution Account, Voluntary Contribution Account, Rollover Account, RAI Transfer Account and Filtron Transfer Account.

         (c) Pall Well Technology. A Member who was employed at the Pall well technology division on July 27, 1995, and incurred a Termination of Service after such date shall be 100% vested in his Employer Contribution Account as of such date.

         (d) Gelman Transfer Account. A Member who is a former employee of Gelman Sciences, Inc. and whose account balance under the Gelman Sciences 401(k) Savings Plan was transferred to a Gelman Transfer Account maintained under the Plan, shall be 100% vested at all times in the Tax-Deferred Contributions, Rollover Contributions and After-Tax Contributions Sub-Accounts of his Gelman Transfer Account and shall vest in the Matching Contributions Sub-Account of his Gelman Transfer Account in accordance with the schedule below.

           Years of Service with Gelman
           Sciences and the Company                   Vested Percentage
           ------------------------                   -----------------
           less than 1 year                                  0
           at least 1 year, but less than 2 years            20%
           at least 2 years, but less than 3 years           40%
           at least 3 years, but less than 4 years           60%
           at least 4 years, but less than 5 years           80%
           5 years or more                                   100%

         Notwithstanding the schedule above, a Member shall be 100% vested in the Matching Contributions Sub-Account of his Gelman Transfer Account if while he is in Service, he attains Normal Retirement Age or a higher age, dies or becomes Disabled.

         (e) Oiltools Employees. A Member who was employed by the Company on March 30, 1999, and who incurred a Termination of Service after such date to become immediately thereafter an employee of Oiltools, Inc. shall be 100% vested in his Employer Contribution Account and 401(k) Matching Account as of such date.

         1.40. "Voluntary Contribution Account" - shall mean the separate account established and maintained for a Member under Section 5.1 to hold Voluntary Contributions and the Earnings thereon.

         1.41. "Voluntary Contributions" - shall mean the contributions described in Section 3.2.

         1.42. "Years of Service" - An Employee's Years of Service shall be determined in accordance with the following rules:

         (a) General Rule. An Employee's Years of Service shall mean the number of Plan Years in each of which the Employee has completed at least 1,000 Hours of Service.

         (b) Break in Service. In determining an Employee's Years of Service under subsection (a) as of any date after he has returned to Service after incurring a Break in Service, his Years of Service prior to such break shall not be taken into account if (1) he did not have any balance to his credit in the Vested Portion of his Accounts at the time such break commenced and (2) such break was a 5-Year Break in Service.

         (c) Pre-1997 Employment. Notwithstanding the foregoing, an individual who was an Employee on any date prior to January 1, 1997 shall not have fewer Years of Service than he or she would have had under the provisions of the Plan that were in effect on December 31, 1996.

               ARTICLE 2 - PURPOSE, ELIGIBILITY AND PARTICIPATION


         2.1. Purpose. This Plan is intended to qualify as a cash or deferred defined contribution profit sharing plan under sections 401(a), 401(k) and 401(m) of the Code. Pursuant to section 401(a)(27) of the Code, the Plan is intended to constitute a profit sharing plan under which contributions may be made by the Employer whether or not the Employer has current or accumulated profits.

         2.2. Eligibility. An Employee shall be eligible for membership in the Plan if:

         (a) he is employed on a full-time basis, or he has completed, or is expected to complete, at least 1,000 Hours of Service during any 12-consecutive month period;

         (b) he has completed at least 30 consecutive days of Service;

         (c) his principal place of employment is not Puerto Rico; and

         (d) he is not covered under a collective bargaining agreement, unless such agreement specifically provides for his participation in this Plan.

         2.3. Commencement of Membership. An Employee shall commence membership in the Plan on the first day of the month coincident with or next following the day on which he first meets each of the requirements of Section 2.2.

         2.4. Membership After Reemployment. An Employee who incurs a Termination of Service, and who thereafter returns to Service, shall (a) if he had become a Member prior to such Termination of Service, resume membership in the Plan as of his Reemployment Commencement Date, or (b) if he is not described in clause (a), commence membership as of the first day of the month coincident with or next following the date on which he first meets each of the conditions for eligibility set forth in Section 2.2 after his Reemployment Commencement Date.

                    ARTICLE 3 - CONTRIBUTIONS AND ROLLOVERS


         3.1. 401(k) Contributions.

         (a) Subject to the limitations contained in Article 4, a Member may elect to (1) have his Compensation for each pay period within the Plan Year reduced by an amount equal to (i) any percentage thereof which is not less than 1% or greater than 15% for Plan Years prior to 2002 and 50% for Plan Years after 2001, and which is an integral multiple of 1% or (ii) a specific dollar amount which, when aggregated with all other amounts by which Compensation is reduced under this Section 3.1(a) during such Plan Year, is not greater than 15% of his Compensation for such Plan Year occurring before 2002 and 50% of his Compensation for such Plan Year occurring after 2001, and (2) have such amount contributed by his Employer to the Plan on his behalf. The contributions made to the Plan on behalf of a Member under this Section 3.1 shall be referred to herein as "401(k) Contributions".

         (b) A Member who makes 401(k) Contributions pursuant to Section 3.1(a), and who has attained or shall attain age 50 before the end of the calendar year for which such contributions are made, may make additional 401(k) Contributions in accordance with the rules set forth in this Section 3.1(b) and section 414(v) of the Code in Plan Years after 2001. The contributions made to the Plan on behalf of such a Member under this Section 3.1(b) shall be referred to herein as "Catch-up Contributions."

                  (1) Dollar Limit. In any Plan Year, the total amount of Catch-up Contributions made on behalf of any Member to the Plan and any other plan of the Employer that is aggregated with this Plan for purposes of complying with Section 3.1(a) or Section 4.6 shall not exceed the dollar limit indicated below for such year:

            Plan Year                     Dollar Limit
            ---------                     ------------
            2002                          $1,000
            2003                          $2,000
            2004                          $3,000
            2005                          $4,000
            2006                          $5,000
            Years after 2006 $5,000       subject to cost-of-living adjustments

                  (2) Conditions. Notwithstanding any other provision of the Plan to the contrary, no 401(k) Contribution shall be determined to be a Catch-up Contribution unless the Member making such contribution shall have made the maximum amount of 401(k) Contributions that he or she may make pursuant to Sections 3.1(a), 4.1, 4.2, or 4.6.

         3.2. Voluntary Contributions. Subject to the limitations contained in
Article 4, a Member may elect to contribute to the Plan, by payroll deduction, for each pay period within the Plan Year an amount equal to (a) any percentage of his Compensation, after reduction for 401(k) Contributions, for the pay period which is not less than 1% or greater than 10%, and which is an integral multiple of 1% or (b) a specific dollar amount which, when aggregated with all other amounts contributed by the Member under this Section 3.2 during such Plan Year, is not greater than 10% of his Compensation, after reduction for 401(k) Contributions, for such Plan Year. However, the percentage of Compensation the Member elects to contribute to the Plan for any pay period under clause (a) of the preceding sentence, when aggregated with the percentage of Compensation the Member elects to have contributed to the Plan on his behalf for such pay period under clause (1)(i) of Section 3.1(a), cannot exceed 15% of Compensation for such pay period; and the specific dollar amount the Member elects to contribute to the Plan for any Plan Year pursuant to clause (b) of the preceding sentence, when aggregated with his 401(k) Contributions for such Plan Year, cannot exceed 15% of Compensation for such Plan Year. The maximum contribution limits set forth in the preceding sentences of this Section 3.2 shall be in effect for Plan Years after 2001, except that the 10% limitations in the second preceding sentence and the 15% limitations in the preceding sentence shall be increased to 50%. The contributions that a Member elects to make to the Plan under this Section shall be referred to herein as "Voluntary Contributions".

         3.3. Elections. The elections that a Member may make under Sections 3.1 and 3.2, and any change in or termination of such elections, shall be made in accordance with the following rules:

         (a) Any election, and any change in or termination of any election, shall be made in writing, on a form provided by the Committee for such purpose, and filed with the Committee or with any person designated by the Committee to receive such filings. Notwithstanding the foregoing, if the Committee so permits (and subject to such rules as the Committee may have promulgated), any Member may use the telephone service or electronic media made available by the Trustee to communicate directly to the Trustee any election, or any change in or termination of an election. The Member shall be provided with a written confirmation of any election so made, or any change in or termination of an election so made, in the manner provided in any written agreement between the Committee and the Trustee.

         (b) A Member's initial election under Section 3.1 or 3.2 shall become effective as soon as practicable after it has been made. Any election, or change therein, shall remain in effect until such election is changed or terminated as hereinafter provided.

         (c) A Member may, at any time, change his election so as to increase or decrease the amount of 401(k) Contributions or Voluntary Contributions, as applicable, to be contributed to the Plan by him or on his behalf. Any such change in election shall become effective as soon as practicable after it has been made.

         (d) A Member may terminate his election under Section 3.1 or 3.2 at any time. Such termination of election shall become effective as soon as practicable after it has been made. A Member who terminates an election under Section 3.1 or
3.2 may thereafter make a new election under Section 3.1 or 3.2 at any time. Such new election shall become effective as soon as practicable after it has been made.

         (e) A Member's elections under Sections 3.1 and 3.2 shall cease to be effective upon, and no contribution shall be made by or on behalf of a Member after, the close of the pay period in which he incurs a Termination of Service.

         3.4. Employer Contributions. Subject to the limitations contained in
Article 4, for each Plan Year, the Employers shall contribute to the Plan, in addition to the 401(k) Contributions, an amount determined below.

         For each Plan Year, the Employers shall contribute to the Plan under this Section 3.4 an amount which is equal to (a) the excess, if any, of (1) 7-1/2% of the combined "Net Earnings" for such Plan Year of all Employers over
(2) $500,000, less (b) the sum of (1) all forfeitures arising under Section 5.2(a) during such Plan Year, other than those applied to restore any forfeitures under Section 5.2(b), (2) the expenses of administering the Plan and Trust for such Plan Year, other than those paid out of the Trust Fund in accordance with Section 8.9, (3) any amounts set aside, and any payments made, by the Employers, for such Plan Year, under the Pall Corporation Supplementary Profit-Sharing Plan, and (4) the aggregate amount of all 401(k) Matching Contributions paid to the Plan for the fiscal year of the Employer that ends within such Plan Year.

         Notwithstanding the preceding paragraph, the Board of Directors of the Company reserves the right with respect to any Plan Year to direct the Employers, by action taken no later than five and one-half months after the close of such Plan Year, to make to the Plan under this Section 3.4 (i) no contribution, (ii) a contribution in any amount less than the amount required to be contributed under the preceding paragraph, or (iii) a contribution in any amount greater than the excess of 7-1/2% of the combined Net Earnings for such Plan Year of all Employers over $500,000.

         For purposes of this Section 3.4, the "Net Earnings" of an Employer for any Plan Year shall be the net earnings and profits of such Employer for its taxable year ending within such Plan Year, as determined by the accountants employed by the Employer in accordance with generally accepted accounting principles, before deducting any contributions to the Plan, any capital losses and any taxes upon or with respect to income, but after deducting capital gains, income from investments and any contributions to any employee benefit plan other than the Plan. Solely for the purpose of determining the combined Net Earnings of all Employers, each subsidiary of the Company which was incorporated in the United States, is not otherwise an Employer, and, prior to 1999, had not adopted the Gelman Sciences 401(k) Savings Plan shall be treated as an Employer.

         A Member shall be entitled to share in the allocation of the Employers' contribution under this Section 3.4 for a Plan Year if (A) as of the first day of such year, he had been in Service for at least six consecutive months and had attained age 20 1/2 and (B) either (x) he is employed by any Employer or other Affiliated Company on the last day of such year, (y) during such year, he incurred a Termination of Service after attaining Normal Retirement Age or by reason of death or disability or (z) he incurred a Termination of Service after July 31 of such year, and the reason for such termination, as indicated on the Employers' records, is "retirement" (Code 12). The Employers' contribution for a Plan Year under this Section 3.4 shall be allocated to each Member entitled to share therein in the proportion that each such Member's Compensation for such Plan Year bears to the aggregate amount of Compensation of all such Members for such Plan Year. Contributions made to the Plan under this Section 3.4 shall be referred to herein as "Employer Contributions".

         3.5. 401(k) Matching Contributions. Subject to the limitations in
Article 4, for each Plan Year, the Employers shall contribute to the Plan, in addition to Employer Contributions and 401(k) Contributions, an amount which is equal to 100% of each Member's 401(k) Contributions not in excess of 3% of each Member's Compensation for each pay period and for the Plan Year. The contributions made to the Plan on behalf of a Member under this Section 3.5 shall be referred to herein as "401(k) Matching Contributions".

         3.6. Time and Manner. All contributions to be made under Sections 3.1,
3.2. 3.4 and 3.5 of the Plan shall be made in the form of cash payments by the Company to the Trustee. 401(k) Contributions and Voluntary Contributions shall be made as soon as possible after the date on which such contributions would have been paid to the Employee but for his elections under Sections 3.1 and 3.2, but in all events within 15 business days of the month immediately following the month which includes such date. 401(k) Matching Contributions shall be made as soon as practicable after each pay period for which such contributions are made. The Employer Contribution to be made for any Plan Year shall be made no later than by the due date of the tax return (with extensions) for the Employers' taxable year that ends during the Plan Year to which such contribution relates.

         In respect of the contributions the Company pays to the Trustee under the preceding paragraph for each Plan Year, each other Employer shall reimburse the Company for (1) a portion of the Employer Contribution so paid by the Company to the Trustee for such year, based on the ratio of (i) the aggregate Compensation for such year of the Members employed by such Employer who shared in the allocation of such Employer Contribution to (ii) the aggregate Compensation for such year of all Members who shared in the allocation of such Employer Contribution, and (2) the amount of the 401(k) Contributions, Voluntary Contributions and 401(k) Matching Contributions so paid by the Company to the Trustee for such year which are attributable to the Members employed by such Employer.

         3.7. Rollovers. A Member, with the prior approval of the Committee, may roll over into this Plan amounts that meet each of the following requirements:

         (a) The amount to be rolled over must represent either (1) part or all of an "eligible rollover distribution", within the meaning of section 402(c)(4) of the Code, from a trust qualified under section 401(a) of the Code or from an employee annuity plan qualified under section 403(a) of the Code (such a trust or plan shall be referred to below as a "Qualified Plan"), (2) the entire amount of a distribution to the Member from an individual retirement account or individual retirement annuity, as defined in section 408(a) or section 408(b) of the Code, provided that no amount in such account, or no part of the value of such annuity (such an account or annuity shall be referred to below as an "IRA"), at the time of distribution to the Member, was attributable to any source other than a "rollover contribution", as defined in section 402 of the Code, from a Qualified Plan, (3) any distribution made to the Member after December 31, 2001 from an IRA, an annuity contract described in 403(b) of the Code, an eligible deferred compensation plan as described in section 457(e)(16)(A) of the Code, or (4) a death benefit distribution made to the Member after December 31, 2001 from a plan described in 401(a), 403(b) or 457(e)(16)(A) of the Code on account of the death of the Member's spouse.

         (b) The amount to be rolled over must be (1) an amount which the Member elected to have paid directly from a Qualified Plan to this Plan in accordance with section 401(a)(31) of the Code or (2) an amount distributed, or deemed distributed, to the Member from a Qualified Plan, or from an IRA, not more than 60 days prior to the date on which such amount is transferred to this Plan, including any such amount representing (i) any portion of the Member's account in a Qualified Plan that was applied to offset any outstanding balance of a loan to the Member from such plan or (ii) income taxes withheld on a distribution to the Member from a Qualified Plan.

         (c) The amount to be rolled over must not represent all or part of (1) a distribution that is required to be made to the Member under section 401(a)(9), section 408(a)(6) or section 408(b)(3) of the Code, or (2) an amount distributed to the Member in the Member's capacity as a beneficiary of another individual.

         (d) The amount to be rolled over may not include (1) any part of a distribution to the Member that would not be includible in the Member's gross income for Federal income tax purposes, even if it were not rolled over, other than a distribution of such type made to the Member after December 31, 2001 by means of a direct trustee-to-trustee transfer to the Plan from the distributing plan, or (2) any "accumulated deductible employee contributions" within the meaning of section 72(o)(5)(B) of the Code. In the case of a trustee-to-trustee rollover described in (1) of the preceding sentence, the Plan shall separately account for that portion of such rollover which is includible in the Member's gross income and that portion which is not so includible.

         (e) The amount to be rolled over must consist entirely of cash, and shall be paid to the Plan only by means of a check made payable to, or endorsed over to, the Trustee.

         The Committee may adopt such procedures, and may require a Member to furnish such information or documentation, as the Committee, in its sole discretion, deems necessary to ensure that the amount the Member requests to roll over to this Plan will meet all the foregoing requirements.


                    ARTICLE 4 - LIMITATIONS ON CONTRIBUTIONS


         4.1. Dollar Limit for 401(k) Contributions. For any Plan Year, the total amount of 401(k) Contributions, other than Catch-up Contributions, to be made on behalf of any Member, when aggregated with the total amount deferred by such Member under other plans or arrangements described in Code section 401(k), 408(k) or 403(b) maintained by his Employer or by any other Affiliated Company, shall not exceed $10,000, as increased by the cost-of-living adjustment, if any, in effect for such year under regulations, rulings or notices issued under section 402(g)(5) of the Code.

         4.2. Nondiscrimination Limit for 401(k) Contributions. The Actual Deferral Percentage, for any Plan Year, for the group of Members who are Highly Compensated Employees shall not exceed the greater of the following percentages:

         (a) a percentage that is equal to 125% of the Actual Deferral Percentage, for such Plan Year, for the group of all other Members; or

         (b) a percentage that is not more than 200% of the Actual Deferral Percentage, for such Plan Year, for the group of all other Members, and that is not more than 2 percentage points higher than the Actual Deferral Percentage, for such Plan Year, for the group of all other Members.

         For these purposes, the term "Actual Deferral Percentage", for any group of Members for any Plan Year, shall mean the average of the ratios, calculated separately for each Member in such group, of (1) the 401(k) Contributions, other than Catch-up Contributions, made on behalf of such Member for such year to (2) such Member's Compensation for such year.

         4.3. Nondiscrimination Limit for Voluntary and 401(k) Matching Contributions. The Contribution Percentage, for any Plan Year, for the group of Members who are Highly Compensated Employees shall not exceed the greater of the following percentages:

         (a) a percentage that is equal to 125% of the Contribution Percentage, for such Plan Year, for the group of all other Members; or

         (b) a percentage that is not more than 200% of the Contribution Percentage, for such Plan Year, for the group of all other Members, and that is not more than 2 percentage points higher than the Contribution Percentage, for such Plan Year, for the group of all other Members.

         For these purposes, the term "Contribution Percentage", for any group of Members for any Plan Year, shall mean the average of the ratios, calculated separately for each Member in such group, of (1) the Voluntary Contributions made by such Member for such year plus the 401(k) Matching Contributions made on behalf of such Member for such year to (2) such Member's Compensation for such year.

         For purposes of determining the contribution percentages above, all or a portion of the 401(k) Contributions for a Plan Year may be treated as Voluntary Contributions for such year provided that:

                  (1) all 401(k) Contributions for such year satisfy the limitation of Section 4.2, and

                  (2) the 401(k) Contributions for such year, excluding those treated as Voluntary and/or 401(k) Matching Contributions under this Section for such year, satisfy the limitation of Section 4.2.

         4.4. Special Rules for Nondiscrimination Limits. For purposes of the nondiscrimination limits set forth in Sections 4.2 and 4.3, the following rules shall apply:

         (a) Alternative Limitation. The alternative limit set forth in Sections 4.2(b) and 4.3(b) may be utilized only to the extent permitted under section 401(m)(9) of the Code and the Treasury regulations and rulings and notices issued thereunder.

         (b) Calculations. The Actual Deferral Percentages and the Contribution Percentages shall be calculated to the nearest one-hundredth of 1%.

         (c) Plan and Contribution Aggregation Requirements. If one or more plans are aggregated with this Plan for purposes of satisfying section 401(a)(4) or 410(b) of the Code (other than solely for purposes of satisfying section 410(b)(2)(A)(ii) of the Code) for any Plan Year, then, the nondiscrimination limits of Section 4.2 and 4.3 shall be applied, in the manner required by the applicable provisions of the Code and Treasury regulations, by treating such plan or plans and this Plan as a single plan for such year. If one or more plans are permissibly aggregated with this Plan for purposes of satisfying the nondiscrimination limit in Section 4.2 and/or Section 4.3 for any Plan Year, then, such plan or plans, when aggregated with this Plan, must also satisfy sections 401(a)(4) and 410(b) of the Code for such year, as though they were a single plan. In the case of any Highly Compensated Employee who, during any Plan Year, participates both in this Plan and another qualified retirement plan of any Affiliated Company, any elective contributions made on his behalf to such other plan under its 401(k) provisions for such year (or, if applicable, for the plan year of such other plan which ends in such year) shall be taken into account in determining his actual deferral percentage under this Plan for such year; and any voluntary after-tax contributions, or any matching contributions, made by him, or on his behalf, to such other plan under its 401(m) provisions for such year (or, if applicable, for the plan year of such other plan which ends in such year) shall be taken into account in determining his contribution percentage under this Plan for such year.

         (d) Records. The Committee shall maintain or cause to be maintained records sufficient to demonstrate the satisfaction of the nondiscrimination limits in Sections 4.2 and 4.3, and to show the amount of 401(k) Contributions, if any, used to satisfy the nondiscrimination limit in Section 4.3.

         4.5. Deduction Limit. The total amount of contributions made hereunder by an Employer, considering the amount of such contributions both with and without aggregating such contributions with the contributions made by the Employer under each other qualified plan the Employer maintains, for any taxable year of the Employer may not exceed the maximum amount allowable as a deduction for the contributions made to this Plan by the Employer for such taxable year.

         4.6. Section 415 Limits.

         (a) General. For any Plan Year, the total amount contributed by or on behalf of any Member, or allocated to such Member, under the Plan, other than Catch-up Contributions, when aggregated with all other amounts which are "annual additions" with respect to such Member, shall not exceed the lesser of (1) $30,000, increased by the statutory or cost-of-living adjustment, if any, in effect for such Plan Year under section 415(d)(1)(C) of the Code or (2) 25% of the Participant's Compensation for such Plan Year occurring before January 1, 2002 and 100% of the Participant's Compensation for such Plan Year occurring after December 31, 2001. For these purposes, "annual additions" with respect to a Member shall mean (i) any employer contributions (including 401(k) or matching contributions), voluntary after-tax employee contributions or forfeitures allocated to the Member under any qualified defined contribution plan maintained by any Affiliated Company, and (ii) except as to the limitation in clause (2) above, amounts allocated on behalf of the Member to any individual medical account which is part of a pension or annuity plan, or any contributions attributable to post-retirement medical benefits allocated on behalf of the Member to a separate account described in Code section 419A(d)(1) under a welfare benefit fund, maintained by any Affiliated Company.

         (b) 415(e) Limit. In addition to the above, the amounts contributed under the Plan by or on behalf of, or allocated under the Plan to, any Member for any Plan Year shall not exceed the amount permissible under the overall limitation applicable to such Member for such year under section 415(e) of the Code. In calculating the defined benefit plan fraction and the defined contribution plan fraction, as defined in section 415(e) of the Code, for the purpose of determining the aforesaid Code section 415(e) limitation, an amount shall, to the extent permitted under ss.1106(i)(4) of P.L. 99-514, be subtracted from the numerator of the defined contribution plan fraction (not exceeding such numerator) as prescribed by the Secretary of the Treasury so that the sum of the defined benefit plan fraction and the defined contribution plan fraction does not exceed 1.0 for the Plan Year. In no event shall the amount to be subtracted from the numerator of the defined contribution plan fraction be less than the amount permitted to be so subtracted under ss.235(g)(3) of P.L. 97-248. In addition, the aforesaid Code section 415(e) limitation shall, to the extent permitted under ss. 1106(i)(3) of P.L. 99-514, be calculated by using the Member's Current Accrued Benefit. The "Current Accrued Benefit" is a Member's accrued benefit under any qualified defined benefit plan which is, or ever was, maintained by the Employer, determined as if the Member had separated from service as of the close of the last limitation year of such plan beginning before August 1, 1987, when expressed as an annual benefit within the meaning of section 415(b)(2) of the Code. In determining the amount of a Member's Current Accrued Benefit, the following shall be disregarded: (1) any change in the terms and conditions of such plan after May 5, 1986, and (2) any cost of living adjustment occurring after May 5, 1986. In no event shall the amount of the Current Accrued Benefit be less than the Current Accrued Benefit as defined and determined under ss.235(g)(4) of P.L. 97-248.

         If the limitation applicable to a Member under section 415(e) of the Code is exceeded, the Member's benefit under a qualified defined benefit plan maintained by the Employer shall be reduced to the extent necessary to meet such limitation, before any reduction is made with respect to the Member's annual additions under this Plan.

         Notwithstanding any provisions of the Plan to the contrary, the Code section 415(e) limitation described in this Section 4.6(b) shall cease to apply as of January 1, 2000.

         (c) Reduction of Contributions. In the event that the amount of the contributions which, without regard to this Section 4.6, would be made by or on behalf of, or allocated to, a Member under the Plan in respect of any Plan Year must be reduced by reason of the limitations of this Section 4.6, such reductions shall be made in the following order of priority, but only to the extent necessary: (1) the amount of the Member's Voluntary Contributions shall be reduced, or, if already paid to the Trustee, shall (with the Trust Fund earnings thereon) be refunded to the Member; then (2) the amount of the Member's 401(k) Contributions shall be reduced, or, if already paid to the Trustee, shall (with the Trust Fund earnings thereon) be refunded to the Member and 401(k) Matching Contributions attributable to such 401(k) Contributions shall be forfeited; then (3) any Employer Contributions that would otherwise be allocated to such Member in respect of such Plan Year shall, instead, be allocated to each other Member entitled to share in such contributions (subject to the limitations of this Section 4.6 as applied to each such Member) in the same proportion that each such Member's Compensation for such Plan Year bears to the aggregate of the Compensation for such Plan Year of all such Members.

         (d) Distribution or Other Correction of Allocated Contributions. If the contributions allocated to the Accounts of any Member for any Plan Year should exceed the limitations under this Section 4.6 for such year, such excess shall be deemed to be attributable to the contributions so allocated for such year in the following order: (i) Voluntary Contributions, (ii) 401(k) Contributions and 401(k) Matching Contributions attributable thereto, (iii) Employer Contributions, and (iv) any other contributions taken into account for purposes of this Section 4.6. To the extent permitted by ss.1.415-6(b)(6) of the Treasury regulations, (x) any Voluntary Contributions or 401(k) Contributions deemed to be a part of such excess, and the earnings on such contributions, shall be distributed to the Member in accordance with ss.1.415-6(b)(6)(iv) of the Treasury regulations, and (y) any other contributions made under this Plan which are deemed to be a part of such excess shall be treated in the manner described in ss.1.415-6(b)(6)(ii) of the Treasury regulations.

         4.7. Adjustments. Notwithstanding any other provision in the Plan to the contrary, at any time during the Plan Year, the Committee may make such adjustments to or impose such restrictions on the amounts of contributions that otherwise may be made to the Plan by or on behalf of, or allocated to, any Member or group of Members during the balance of such Plan Year, as the Committee deems necessary in order for such contributions or allocations not to exceed any of the limitations set forth in this Article 4, or in order for the Plan to meet any other requirement for the Plan's continued qualification under sections 401(a), 401(k) and 401(m) of the Code.

         4.8. Corrective Distributions. If for any Plan Year the 401(k) Contributions or Voluntary Contributions and 401(k) Matching Contributions made by or on behalf of a Member for such year exceed the limitation applicable to such contributions under Section 4.1, 4.2 or 4.3, or if for any Plan Year any amount of the 401(k) Contributions made on behalf of a Member during such year is designated as an excess deferral attributable to this Plan under subsection
(b) below, the excess of the contributions over the limitation, or the amount so designated, shall be distributed to the Member in accordance with the following rules:

         (a) If the aggregate amount of the 401(k) Contributions made on behalf of a Member for any Plan Year exceeds the dollar limit for such contributions under Section 4.1 for such year, the excess amount so contributed, as adjusted for income or loss allocable thereto, shall be (1) designated by the Committee as an excess amount of 401(k) Contributions (and earnings), and (2) distributed to the Member from his 401(k) Contribution Account after the end of such year but by no later than April 15 next following the close of such year. The 401(k) Contributions to be distributed under this subsection (a) for any Plan Year shall be so distributed prior to any distribution of 401(k) Contributions under subsection (b) for such Plan Year, and shall be reduced by the 401(k) Contributions previously distributed to the Member under subsection (c) or (d) for such Plan Year.

         (b) If the aggregate amount of the 401(k) Contributions made on behalf of a Member under this Plan for any Plan Year, when added to the total amount deferred by such Member in such year under other plans or arrangements described in section 401(k), 408(k) or 403(b) of the Code, exceeds the limit under section 402(g) of the Code for such year, the Member may designate a portion of such excess deferrals as allocable to the 401(k) Contributions made on the Member's behalf under this Plan for such year. Such designation shall be made by filing with the Committee a written notice that specifies the amount so designated, and which contains a certification by the Member that if the amount so designated is not distributed, such amount, when added to his remaining 401(k) Contributions and the total amount deferred under other plans or arrangements described in section 401(k), 408(k) or 403(b) of the Code, will exceed the limit under section 402(g) of the Code for the Plan Year in question.

         Such written notice shall be filed with the Committee no later than by March 1 next following the close of such Plan Year. The amount so designated, as adjusted for income or loss allocable thereto, shall be (1) designated by the Committee as an excess deferral (and earnings), and (2) distributed to the Member from his 401(k) Contribution Account after the end of such year but by no later than April 15 next following the close of such year.

         The 401(k) Contributions to be distributed under this subsection (b) for a Plan Year shall be reduced by any 401(k) Contributions that were previously distributed to the Member under subsection (a), (c) or (d) for the same Plan Year. In no event shall a distribution of 401(k) Contributions pursuant to this subsection (b) for a Plan Year exceed the amount of the Member's 401(k) Contributions under this Plan for such year.

         (c) If for any Plan Year the aggregate amount of 401(k) Contributions made on behalf of Members who are Highly Compensated Employees exceeds the limit for such contributions under Section 4.2 (such excess is referred to herein as "Excess Contributions"), the Excess Contributions, as adjusted for income or loss allocable thereto, shall be distributed to such Members. The portion of the Excess Contributions to be distributed to each such Member shall be determined under the following paragraph.

         First, the total amount of Excess Contributions shall be determined as follows. The actual deferral percentage of the Members who are Highly Compensated Employees shall be reduced in the order of the amount of their actual deferral percentages, beginning with those Highly Compensated Employees with the highest such percentages, until the aggregate amount of 401(k) Contributions for such Members has been reduced to the amount permissible under
Section 4.2. The total amount of Excess Contributions shall be equal to the aggregate amount of such reductions. Second, a portion of the total amount of Excess Contributions shall be attributed to each Member who is a Highly Compensated Employee as follows. The 401(k) Contributions under Section 3.1(a) of the Members who are Highly Compensated Employees shall be reduced in the order of the dollar amount of such contributions, beginning with those Highly Compensated Employees with the highest such dollar amounts, until the aggregate amount of such 401(k) Contributions for such Members has been reduced by an amount equal to the total amount of Excess Contributions. The portion of the total amount of Excess Contributions attributed to each Member who is a Highly Compensated Employee shall be equal to the amount by which his 401(k) Contributions are reduced pursuant to the preceding sentence. Third, the portion of Excess Contributions that shall be distributed to such Highly Compensated Employee for such year, shall equal the excess of that portion of Excess Contributions attributed to such Highly Compensated Employee in the second step of this paragraph, plus the total of all Catch-up Contributions made on behalf of such Highly Compensated Employee over the dollar limit for Catch-up Contributions under Section 3.1(b) for such year.

         Distributions of Excess Contributions and the income or loss allocable thereto shall be (1) designated by the Committee as Excess Contributions (and earnings) and (2) distributed to the Member from his 401(k) Contribution Account after the end of the Plan Year but no later than by March 15 next following the close of such year. Excess Contributions to be distributed to a Member in accordance with the preceding sentence for any Plan Year shall be so distributed prior to any distributions of 401(k) Contributions under subsection (a) or (b) for such Plan Year. In no event shall a distribution of Excess Contributions to a Member for a Plan Year exceed the amount of 401(k) Contributions made on the Member's behalf for such year.

         (d) If for any Plan Year the aggregate amount of Voluntary Contributions and 401(k) Matching Contributions, when added to the total amount of 401(k) Contributions treated as Voluntary Contributions under Section 4.3, made by or on behalf of Members who are Highly Compensated Employees exceeds the limit for such contributions under Section 4.3 (such excess is referred to herein as "Excess Aggregate Contributions"), the Excess Aggregate Contributions, as adjusted for income or loss allocable thereto, shall be distributed to such Members. The portion of the Excess Aggregate Contributions to be distributed to each such Member shall be determined under the following paragraph.

         First, the total amount of Excess Aggregate Contributions to be distributed shall be determined as follows. The contribution percentages of the Members who are Highly Compensated Employees shall be reduced in the order of the amount of their contribution percentages, beginning with those Highly Compensated Employees with the highest such percentages, until the aggregate amount of Voluntary Contributions (and 401(k) Contributions treated as Voluntary Contributions) for such Members has been reduced to the amount permissible under
Section 4.3. The total amount of Excess Aggregate Contributions to be distributed shall be equal to the aggregate amount of such reductions. Second, the portion of the total amount of Excess Aggregate Contributions to be distributed to each Member who is a Highly Compensated Employee shall be determined as follows. The Voluntary Contributions (and 401(k) Contributions treated as such) of the Members who are Highly Compensated Employees shall be reduced in the order of the dollar amount of such contributions, beginning with those Highly Compensated Employees with the highest such dollar amounts, until the aggregate amount of Voluntary Contributions (and 401(k) Contributions treated as such) for such Members has been reduced by an amount equal to the total amount of Excess Aggregate Contributions to be distributed. The portion of the total amount of Excess Aggregate Contributions to be distributed to each Member who is a Highly Compensated Employee shall be equal to the amount by which his Voluntary Contributions (and 401(k) Contributions treated as such) are reduced pursuant to the preceding sentence.

         Distributions of Excess Aggregate Contributions and the income or loss allocable thereto shall be (1) designated by the Committee as Excess Aggregate Contributions (and earnings) and (2) distributed to the Member, first, from his Voluntary Contribution Account and, second, to the extent that 401(k) Contributions were treated as Voluntary Contributions for the Plan Year in question under Section 4.3, from his 401(k) Contribution Account after the end of the Plan Year but no later than by March 15 next following the close of such year. In no event shall a distribution of Excess Aggregate Contributions to a Member for a Plan Year exceed the amount of Voluntary Contributions (and 401(k) Contributions so treated as such) for such year.

         (e) The amount of income or loss allocable to 401(k) Contributions or Voluntary Contributions to be distributed to any Member under subsection (a),
(b), (c) or (d) above shall be determined in accordance with the applicable provisions of the regulations issued under sections 401(k), 401(m) and 402(g) of the Code.

         (f) Any amounts required to be distributed to a Member pursuant to subsection (a), (b), (c) or (d) above shall be so distributed, notwithstanding any other provision in the Plan to the contrary.

         4.9. Other Rules.

         (a) In determining the actual deferral percentages under Section 4.2, 401(k) Contributions which are made on behalf of any Member who is not a Highly Compensated Employee, and which, without regard to any amounts deferred by such Member under any other plan or arrangement, are in excess of the limitation in
Section 4.1, shall be disregarded.

         (b) 401(k) Contributions which are made on behalf of any Member shall be disregarded for purposes of Section 4.6 to the extent that such contributions are distributed to such Member under Section 4.8(a) or (b).

         (c) 401(k) Contributions and Voluntary Contributions which are made to the Plan, and which are returned to Members under Section 4.6(d) by reason of being in excess of the limitations set forth in Section 4.6, shall be disregarded for purposes of Sections 4.1, 4.2 and 4.3.


             ARTICLE 5 - PLAN ACCOUNTS, ALLOCATIONS AND FORFEITURES


         5.1. Plan Accounts. For each Member, the Committee shall establish and maintain, or caused to be established and maintained, a separate Plan Account with respect to the 401(k) Contributions made on behalf of the Member under
Section 3.1, the Voluntary Contributions made by the Member under Section 3.2, the Employer Contributions allocated to the Member under Section 3.4 and the amounts rolled over to the Plan by the Member under Section 3.7. Such Accounts shall be referred to herein, respectively, as the Member's "401(k) Contribution Account", his "Voluntary Contribution Account", his "Employer Contribution Account", and his "Rollover Account". The Committee shall also establish and maintain, or cause to be established and maintained, such other Accounts as may be necessary or desirable to comply with the requirements of the Code or to otherwise effect the purposes of the Plan. Each such Account shall be adjusted from time to time as follows:

         (a) Such Account shall be credited, as hereinafter provided, with the amounts contributed to the Plan by or on behalf of the Member, allocated to the Member, or rolled over to the Plan by the Member under Section 3.1, 3.2, 3.4,
3.5 or 3.7, as the case may be, and with any payments of principal and interest made by the Member pursuant to Section 7.5 on any loan to him. 401(k) Contributions shall be credited to a Member's 401(k) Contribution Account at the time such contributions are made to the Plan, but no later than by the final day of the Plan Year to which such contributions relate. Voluntary Contributions, Employer Contributions and amounts rolled over to the Plan by the Member shall be credited to a Member's Voluntary Contribution Account, Employer Contribution Account and Rollover Account, respectively, at the time such contributions are made to the Plan or at the time such rolled over amounts are transferred to or received by the Plan. Any payment on a loan under Section 7.5, which is credited to a Member's Account as described therein, shall be so credited to such Account as of the date on which such payment is received by the Plan.

         (b) Such Account shall be credited or charged, as the case may be, with the Earnings attributable to the investment of such Account under Section 6.3.

         (c) Such Account shall be charged with the amount of any distributions, withdrawals or loans made therefrom, pursuant to Section 4.8 or Article 7. A distribution, withdrawal or loan shall be so charged as of the date on which the amount thereof is paid to the Member.

         (d) In addition to (a), (b) and (c) above, such Account shall be credited or charged as required by other provisions of the Plan, in the manner and as of the date set forth therein, or, where such manner or date is not expressly set forth, as the Committee shall determine.

         (e) Such Account shall also reflect the number of shares of any Mutual Fund, and the number of units of interest in the Pall Stock Fund, in which the balance of such Account is invested. The number of shares or units of interest to be so reflected shall include fractions of a share or unit of interest, as well as whole numbers of shares or units.

         5.2. Forfeitures.

         (a) Incurrence and Application of Forfeitures. The portion of any of the Member's Accounts other than the Vested Portion of such Account shall be forfeited, and the amount so forfeited shall be charged to such Account at a time determined by the Committee. Any forfeiture shall be applied, first, to restore other forfeitures under subsection (b) below, and, second, to reduce Employer Contributions made to the Plan after the date such forfeiture arises. Prior to such application, a forfeiture shall be held in a separate account established and maintained solely for forfeitures under the Trust Fund; and such account shall be invested in the Fidelity Retirement Money Market Portfolio described in Section 6.1(f).

         (b) Restoration of a Forfeiture. If any portion of a Member's Employer Contribution Account was forfeited upon his Termination of Service, and such Member thereafter returns to Service, any amount that was forfeited shall be restored to his Employer Contribution Account, as of his Reemployment Commencement Date, unless: (1) the Member failed to return to Service prior to incurring a 5-Year Break in Service after such Termination of Service, or (2) the Member had previously received from the Plan a distribution described in subsection (c) below, and, as of his Reemployment Commencement Date, has failed to repay such distribution in accordance with subsection (c) below. In the event that the restoration of a forfeiture is prevented by reason of clause (2) in the preceding sentence, and the Member subsequently repays the distribution referred to in clause (2) in accordance with subsection (c) below, the amount forfeited shall be restored to the Member's Employer Contribution Account as of the date on which such repayment is made to the Plan. Any amount so restored to such Account shall be invested in accordance with the Member's investment election with respect to New Money to be credited to such Account then in effect under
Section 6.2.

         Funds to restore a forfeiture to a Member's Employer Contribution Account shall come, first, from other forfeitures as provided in subsection (a) above, and, second, from contributions made to the Plan by the Company for such purpose. The Company shall make such additional contributions to the Plan as are necessary to restore any forfeitures in accordance with the preceding sentence. If the Company makes any such contributions with respect to a Member who is employed by an Employer other than the Company, such Employer shall reimburse the Company for the amount of any such contributions so made. The amount of any forfeiture to be restored to a Member hereunder shall, to the extent required by section 411 of the Code, include earnings on the amounts that were forfeited by the Member under subsection (a) above.

         (c) Repayment of Distributions. A Member who has incurred a Termination of Service and, in connection therewith, has received from the Plan a distribution of the entire Vested Portion of the balance of his Plan Accounts, and thereafter returns to Service, may repay such distribution to the Plan. Any such repayment shall consist of the full amount of such distribution. Further, such repayment must be made before the fifth anniversary of the Member's Reemployment Commencement Date. A repaid distribution shall be credited pro rata to the Member's Accounts from which such distribution was made, shall be so credited as of the date received by the Plan, and shall be invested in accordance with the Member's investment election with respect to New Money to be credited to such Accounts then in effect under Section 6.2.


                      ARTICLE 6 - INVESTMENTS AND EARNINGS


         6.1. Investment of Accounts. The balance of each Plan Account maintained for a Member hereunder shall be invested, as the Member shall from time to time elect in accordance with Section 6.2, in any one or more of the following investment options (hereinafter referred to as "Investment Options"):

         (a) shares of the Fidelity Retirement Money Market Portfolio;

         (b) shares of the Fidelity U.S. Bond Index Portfolio;

         (c) shares of the Fidelity Puritan Fund;

         (d) shares of the Spartan U.S. Equity Index Fund;

         (e) shares of the Fidelity Equity-Income Fund;

         (f) shares of the Fidelity Blue Chip Growth Fund;

         (g) shares of the Fidelity Magellan Fund;

         (h) shares of the Fidelity Asset Manager;

         (i) shares of the Fidelity Freedom Income Fund;

         (j) shares of the Fidelity Freedom 2000 Fund;

         (k) shares of the Fidelity Freedom 2010 Fund;

         (l) shares of the Fidelity Freedom 2020 Fund;

         (m) shares of the Fidelity Freedom 2030 Fund;

         (n) shares of the Fidelity Freedom 2040 Fund;

         (o) shares of the Fidelity Aggressive Growth Fund;

         (p) shares of the Fidelity Diversified International Fund; and

         (q) units of interest in the Pall Stock Fund.

         The Committee may, at any time and in its sole discretion, eliminate or add any Investment Option to the above list.

         Except to the extent that the Committee otherwise directs, all dividends and other distributions payable with respect to the shares of any Mutual Fund in which any Plan Account is invested shall be reinvested in additional shares of such Mutual Fund; and the number of additional shares acquired as a result of such reinvestment shall be credited to such Plan Account. Except as otherwise provided in the Trust Agreement, all dividends and other distributions payable with respect to the shares of common stock of Pall Corporation held in the Pall Stock Fund shall be reinvested by the Trustee in such fund in additional shares of such stock.

         To the fullest extent permissible under section 404(c) of ERISA, the Trustee, the members of the Committee, and any other fiduciary of the Plan shall not be liable for any loss, or by reason of any breach of duty, that results from any election made, or deemed to have been made, by a Member under Section
6.2 with respect to the investment of his Plan Account balances.

         6.2. Investment Elections. Elections with respect to the investment of a Member's Plan Accounts shall be made in accordance with the following rules:

         (a) Initial Investment Election. Each Member shall make an initial investment election with respect to each Plan Account that is established for him hereunder by the close of the last business day immediately preceding the date on which an amount is first credited to such Account pursuant to Section
5.1. Such election shall be made in the manner set forth in subsection (c) below.

         (b) Investment Election Changes. Subject to the limitations set forth below, a Member may change his investment election with respect to any of his Plan Accounts, by making a new investment election with respect to such Account in accordance with the provisions of subsection (c) below. A Member may so change his investment election just with respect to the existing balance of any Plan Account ("Current Balance"); or just with respect to contributions and repayments of principal and interest on any loan from the Plan ("New Money") that are to be credited to any Plan Account on or after the effective date of such change; or with respect to both the Current Balance of, and New Money to be credited to, any Plan Account.

         (c) Procedure for Making Elections. An investment election under subsection (a) above shall be made by filing with the Committee a form furnished by the Committee for this purpose, on which the Member shall indicate, by percentage (which shall be an integral multiple of 1%) or dollar amount, the portion of the Member's Plan Account balance to be invested in shares or units of interest, as applicable, of each Investment Option. The Member shall designate his investment choices, in the manner described in the preceding sentence, separately for each of his Plan Accounts. If a Member fails to make the investment election under subsection (a) with respect to any of his Plan Accounts by the time required under subsection (a), then, the Member shall be deemed to have elected, (1) in the case of the Member's Employer Contribution Account, to have the entire balance of such account invested in shares of the Fidelity Asset Manager, (2) in the case of the Member's 401(k) Matching Account, to have the entire balance of such account invested in the same Investment Options and proportions as his 401(k) Contribution Account is invested, provided that the Member has designated investment choices for his 401(k) Contribution Account, and (3) in any other case, the Plan shall not accept any contribution to any Account, or other amount, that would otherwise be credited to such account, until the Member makes an investment election hereunder for such account. Any change in a Member's investment election under subsection (b) above shall be made in the same manner as herein described in the case of an election under subsection (a) above. Notwithstanding the foregoing, if the Committee so permits (and subject to such rules as the Committee may have promulgated) any Member may use the telephone service or electronic media made available by the Trustee to communicate directly to the Trustee any initial investment election made under subsection (a) above, or any change in his investment election made under subsection (b) above. A Member shall be provided with a written confirmation of any investment election made under subsection (a), or any change in investment election made under subsection (b), in the manner provided in the Trust Agreement or in any administrative services agreement between the Committee and the Trustee.

         (d) Effect of Election. An investment election made by a Member, or deemed to have been made by him, with respect to any of his Plan Accounts under subsection (a) above shall remain in effect until the Member changes his investment election with respect to such Plan Account in accordance with subsection (b) above. Any investment election change made by a Member under subsection (b) above with respect to any Plan Account shall remain in effect until the Member again changes his investment election with respect to such Plan Account in accordance with subsection (b) above.

         (e) Implementation. All transactions necessary to implement any investment elections and changes therein that are made by Members pursuant to this Section 6.2 shall be executed at such times, and in such manner, as provided in the Trust Agreement or in any administrative services agreement between the Committee and the Trustee.

         (f) Restrictions. Notwithstanding any provision of the Plan to the contrary, the following restrictions shall apply to a Member's investment elections under this Section 6.2:

                  (1) A Member may not invest any Plan Account, other than his Employer Contribution Account, in the Pall Stock Fund. Also, no Plan Account may be invested in the Pall Stock Fund until May 1, 1997. A Member may, on and after May 1, 1997, invest all or any portion of his Employer Contribution Account in the Pall Stock Fund.

                  (2) Notwithstanding subsection (c) above, a Member who is a Designated Officer may make a change in investment election, which would result in any Current Balance being transferred to or from the Pall Stock Fund, only by filing such forms with, and providing such information to, the Committee as the Committee shall require for this purpose. Any such change in investment election by such Member must be approved by the Committee, and the Committee shall not approve any such change if it would result in (i) liability to such Member under section 16(b) of the Securities and Exchange Act of 1934, or (ii) the violation of any policy which has been adopted by the Company's Board of Directors, and which establishes a "blackout period" during which Designated Officers may not sell or purchase Company stock.

                  (3) Effective October 15, 2001, a Member may not invest any New Money that derives from Employer Contributions or 401(k) Matching Contributions in the Fidelity Aggressive Fund, and may not transfer any portion of the Current Balance of his Employer Contribution Account or 401(k) Matching Account to such fund, and any election to the contrary in effect on or after such date shall be deemed to be an election by such Member to invest such New Money or such Current Balance in shares of the Fidelity Asset Manager.

         The Committee may, at any time and in its sole discretion, eliminate or modify any of the foregoing restrictions, or impose additional restrictions on Members' investment elections. To the extent that any such restriction ceases to apply with respect to the Current Balance of, or the New Money to be credited to, any Plan Account of a Member, the Member may elect to invest all or any portion of such Current Balance, or of such New Money, of such Account in any Investment Option offered under Section 6.1, subject to any such restrictions which remain, by making a change in investment election under subsection (b) above.

         6.3. Determination of Earnings. The Earnings attributable to the investment of any Plan Account for any period shall mean the amount (positive or negative) by which (a) the aggregate value, as of the close of the last business day of such period, of all shares of Mutual Funds, and all units of interest in the Pall Stock Fund, in which such Account is then invested, plus the unpaid principal amount of any loan made to the Member from such Account that is outstanding at the close of such day, and any cash amount standing to the Member's credit in such Account as of the close of such day, as reduced by (b) the amount of all contributions, loan repayments and amounts rolled over to the Plan, that were credited to such Account during the period, and as increased by
(c) the amount of all distributions, withdrawals and loans charged to such Account during the period, exceeds, or is less than, (d) the aggregate value, as of the close of the last business day immediately preceding the start of such period, of all shares of Mutual Funds, and all units of interest in the Pall Stock Fund, in which such Account was then invested, plus the unpaid principal amount of any loan made to the Member from such Account that was outstanding at the close of such day, and any cash amount standing to the Member's credit in such Account as of the close of such day.

         6.4. Voting Rights. In accordance with the applicable rules set forth in the Trust Agreement, each Member shall have the right to direct the Trustee as to how to vote the shares of Pall Corporation stock attributable to the units of interest in the Pall Stock Fund, and the shares of any Mutual Fund, credited to his Plan Accounts, and the right to direct the Trustee as to how to exercise all other rights pertaining to such shares, including the right to direct the Trustee as to the manner in which to respond to a tender or exchange offer with respect to any such shares of Pall Corporation stock. A Member shall be treated as a "named fiduciary", within the meaning of section 402(a)(2) of ERISA, for the purpose of giving such directions to the Trustee.


                ARTICLE 7 - DISTRIBUTIONS, WITHDRAWALS AND LOANS


         7.1. Distributions. Distributions shall be made in accordance with the following rules:

         (a) Commencement of Distributions. A Member's Plan Account balances shall become distributable to him (1) upon his Termination of Service, for any reason other than death, or (2) if he is affected by an event described in section 401(k)(10)(A)(ii) or (iii) of the Code. Any distribution to the Member hereunder shall be made as soon as practicable after the date of the Participant's Termination of Service, or the date of such event, as applicable.

         (b) Medium, Form, and Amount of Distributions. Any distribution to a Member under this Section 7.1 shall be made in cash, shall be made in the form of a single lump sum payment, except as provided in subsection (e) below. Any lump sum payment made to the Member under this Section 7.1 shall be equal to the Vested Portion of the balance of his Plan Accounts as of the close of the day on which such payment is made. For the purposes of making any installment payment to the Member under subsection (e) below, the balance of his Plan Accounts shall be determined as of the close of the day on which such installment payment is made. Without limitation of the foregoing, and as described in Appendix A hereof, (i) effective October 1, 1996 through December 31, 2001, a Member's Filtron Transfer Account shall be distributable at such time and in such forms as were available under the Filtron Technology Corporation 401(k) Savings Plan as of September 30, 1996, and (ii) effective January 1, 1999 through December 31, 2001, a Member's Gelman Transfer Account shall be distributable at such time and in such forms as were available under the Gelman Sciences 401(k) Savings Plan as of December 31, 1998.

         (c) Member's Consent. Notwithstanding subsection (a), no distribution to the Member with respect to his Plan Account balances shall be made prior to his attaining Normal Retirement Age unless either (1) his Plan Account balances do not exceed $5,000 or (2) during the 90-day period ending on the date on which the distribution is made, and after receipt of the explanation described in the paragraph below, the Member requests and consents to the immediate payment of such distribution.

         For purposes of clause (2) of the preceding paragraph, the Committee shall furnish the Member with a written explanation of the Member's right to defer his distribution until he has attained age 65 and the effect of such deferral. Such explanation shall be furnished no less than 30 days (or such shorter period as may be permitted by Treasury regulations) and no more than 90 days before the distribution is made to the Member. After receipt of such explanation, the Member may request, and consent to, the distribution by obtaining the applicable form from, and filing such form with, the Committee. Notwithstanding the foregoing, if the Committee so permits (and subject to such rules as the Committee may have promulgated), any Member may use the telephone service or electronic media made available by the Trustee to communicate directly to the Trustee his request for, and consent to, such distribution.

         If an immediate distribution with respect to the Member's Plan Account balances cannot be made to the Member by reason of his failure to request and consent to such distribution, distribution with respect to his Account balances shall be made as soon as practicable after the earliest to occur of the following: the date on which the Member attains age 65, the date of the Member's death, or the date on which the Committee receives written notice, or if applicable, the Trustee receives a message over the telephone service or electronic media, from the Member requesting, and consenting to, an immediate distribution from his Accounts.

         (d) Distributions after Termination of Service. Unless the Member elects otherwise, distribution to the Member with respect to his Plan Account balances shall be made no later than 60 days after the close of the Plan Year in which occurs the latest of the date on which the Member attains age 65, the 10th anniversary of the date as of which the Member commenced participation in the Plan, or the date of the Member's Termination of Service.

         (e) Age 70 1/2 Distributions. Notwithstanding any provision of the Plan to the contrary, the distribution of a Member's Plan Account balances shall be made or commence not later than:

                  (1) in the case of a Member who is a 5-percent owner, as defined under section 416(i) of the Code and the Treasury regulations thereunder, the April 1st following the calendar year in which he attains age 70 1/2;

                  (2) in the case of a Member who is not a 5-percent owner, as so defined in (1), and who attains age 70 1/2 prior to January 1, 2001, the April 1st following the calendar year in which he attains age 70 1/2; or

                  (3) in the case of a Member not described in (1) or (2), the later of (i) the April 1st following the calendar year in which he attains age 70 1/2, or (ii) the Plan Year in which the Member's Termination of Service occurs.

         The date by which the distribution of a Member's Account balances must be made or commence under (1), (2) or (3) above, as applicable, shall be referred to herein as the Member's "Required Commencement Date".

         A Member who attains age 70 1/2 may elect to have his Account balances distributed pursuant to one of the following options: (I) the balance of his Plan Accounts shall be distributed to him annually in a single lump sum payment or (II) for distributions prior to January 1, 2003, his Account balances shall be paid to him in 10 annual installments. The election must be made no later than by the June 30 of the calendar year preceding the calendar year in which the Member's Required Commencement Date falls, or by such later date permitted by the Committee. If the Member fails to make an election by such date, the Member's Account balances shall be distributed under option (I).

         If the Member's Account balances are to be distributed under option
(I), the initial lump sum payment shall be made no earlier than by the November 1 of the calendar year preceding the calendar year in which the Member's Required Commencement Date falls and no later than by the Member's Required Commencement Date. Thereafter, pursuant to option (I), a lump sum payment shall be made once each calendar year, beginning with the calendar year in which the Member's Required Commencement Date falls, on or after August 1 of the year.

         If the Member's Account balances are to be distributed under option
(II), the initial installment payment shall be made no earlier than by the November 1 of the calendar year preceding the calendar year in which the Member's Required Commencement Date falls and no later than by the Member's Required Commencement Date, and with respect to the remaining installment payments, one installment payment shall be made each calendar year, beginning with the calendar year in which the Member's Required Commencement Date falls, on or after August 1 of the year. The amount of the initial installment payment shall be equal to the balance of the Member's Plan Accounts, divided by 10, and the amount of each other installment payment shall be equal to the balance of the Member's Plan Accounts, divided by the excess of (x) 10 over (y) the number of installment payments previously made. Any amounts credited to the Member's Plan Accounts after the date on which the 10th installment payment is made shall be distributed in one lump sum payment for each calendar year, beginning with the calendar year following the calendar year in which the 10th installment is made, on or after the August 1 of such year.

         Notwithstanding any provision in the Plan to the contrary, the amount of any payment made pursuant to this subsection (e) shall be increased to the extent necessary to satisfy the requirements of Code section 401(a)(9), including the incidental death benefit requirements of Code section 401(a)(9)(G), and the regulations, rulings or notices issued thereunder.

         (f) The Member's Death. If a Member dies and, immediately following his death, there is a balance to his credit in the Vested Portion of his Plan Accounts, such balance shall be distributed to his Beneficiary, in the form of a single lump sum cash payment. Such payment shall be equal to the Vested Portion of the Member's Plan Accounts, determined as of the close of the day on which such payment is made. Such payment shall be made as soon as practicable after the Member's death, but in all events not later than by the final day of the Plan Year next following the Plan Year in which his death occurs. Without limitation of the foregoing, and as described in Appendix A hereof, amounts payable to a Member's Beneficiary shall be paid, (i) effective October 1, 1996 through December 31, 2001, from the Member's Filtron Transfer Account at the time and in such forms as were available under the Filtron Technology Corporation 401(k) Savings Plan as of September 30, 1996, and (ii) effective January 1, 1999 through December 31, 2001, from the Member's Gelman Transfer Account at the time and in such forms as were available under the Gelman Sciences 401(k) Savings Plan as of December 31, 1998.

         7.2. Hardship Withdrawals. A Member who is in Service, and who has not attained age 59 1/2, may make a hardship withdrawal from his 401(k) Contribution Account, his Filtron Transfer Account and/or his pre-tax contributions held in his Gelman Transfer Account, as the case may be, subject to the following conditions: (a) The withdrawal must be for:

                  (1) expenses for "medical care", as defined in section 213(d) of the Code, incurred by the Member, the Member's spouse or any "dependent" of the Member, as defined in section 152 of the Code;

                  (2) costs directly related to the purchase of the Member's principal residence (excluding mortgage payments);

                  (3) payments necessary to prevent the eviction of the Member from, or the foreclosure of the mortgage on, his principal residence; or

                  (4) payment of tuition and related educational fees for the next 12 months of post-secondary education for the Member, or for the Member's spouse, children or dependents (as defined in (1) above).

In addition to the above, the Committee may, in its sole discretion, permit a Member to make a withdrawal in any circumstance which the Committee determines to be an "immediate and heavy financial need", within the meaning of ss. 1.401(k)-1(d)(2)(iii) of the Treasury regulations.

         (b) The amount withdrawn may not exceed the lesser of (1) the amount of the Member's immediate and heavy financial need, determined in accordance with ss. 1.401(k)-1(d)(2)(iv)(B)(1) of the Treasury regulations, attributable to the matter for which the hardship withdrawal is requested or (2) the aggregate amount of 401(k) Contributions that have been contributed to the Plan on the Member's behalf, amounts credited to his Filtron Transfer Account and his pre-tax contributions held in his Gelman Transfer Account, as the case may be, as of the day of the withdrawal, less the aggregate amount of such amounts that were previously withdrawn by the Member under this Section 7.2.

         (c) The Member must have obtained all distributions, other than hardship distributions, and all nontaxable loans currently available under this Plan and all other plans maintained by the Employer or any other Affiliated Company, to the extent obtaining such distributions or loans is required under section 401(k) of the Code and the regulations, rulings or notices issued thereunder.

         (d) Notwithstanding any other provision in Article 3 to the contrary, no 401(k) Contributions or Voluntary Contributions may be made to the Plan, no elective contributions or employee contributions may be made to any other plan (qualified or nonqualified) of deferred compensation maintained by the Employer or any other Affiliated Company, and no contributions may be made to the Pall Corporation Employee Stock Purchase Plan by or on behalf of the Member for a period of 12 months following the day of the Member's receipt of a hardship withdrawal hereunder prior to December 31, 2001 and for a period of six months following the day of receipt of such a withdrawal occurring on or after January 1, 2002.

         (e) Notwithstanding the provisions of Section 4.1, the maximum amount of 401(k) Contributions that may be made to the Plan on the Member's behalf for the Plan Year next following the Plan Year in which the Member receives a hardship withdrawal shall not exceed the dollar limit applicable to 401(k) Contributions under section 402(g) of the Code for such next following year, less the amount of the 401(k) Contributions made on the Member's behalf for the Plan Year in which such hardship withdrawal is received.

         (f) A Member who wishes to make a withdrawal hereunder shall file a written request with the Committee setting forth the amount he wishes to withdraw. The Member's request shall include such information as to the amount needed by the Member, the reason for the withdrawal and the Member's financial need for such withdrawal as required to enable the Committee to make a determination as to whether or not the conditions set forth herein for a hardship withdrawal will be met in the Member's case. However, if the Committee so permits, and subject to such rules and guidelines as the Committee may have promulgated, a Member may use the telephone service or electronic media made available by the Trustee to request a withdrawal by communicating the request and the foregoing information directly to the Trustee. A Member requesting a withdrawal shall complete such forms as are prescribed by the Committee and/or the Trustee in support of his request.

         A withdrawal cannot be made from the Member's 401(k) Contribution Account to the extent there is an unpaid amount outstanding on any loan to the Member from such Account (including any loan required to be taken under subsection (c) hereof as a condition of taking such withdrawal). Amounts withdrawn from the Member's 401(k) Contribution Account shall be so withdrawn, pro rata, from each Investment Option in which such Account is invested at the time of the withdrawal. Any withdrawal hereunder shall be paid in the form of a lump sum cash payment.

         7.3. In-Service Withdrawals. A Member who is in Service shall be permitted to make withdrawals from his Plan Accounts as follows:

         (a) Voluntary Contribution and Rollover Account. A Member may, at any time, make a withdrawal of all or any portion of the balance of his Voluntary Contribution Account or Rollover Account. A Member for whom a Gelman Transfer Account is maintained may, at any time, withdraw all or any portion of his after-tax and/or rollover contributions held in such Account.

         (b) Attainment of Age 59 1/2. A Member who has attained age 59 1/2 may, at any time and in addition to the withdrawals permitted under subsection (a) above, make a withdrawal of all or any portion of the balance of his 401(k) Contribution Account, or, if applicable, after November 5, 1995, his RAI Transfer Account. Effective January 1, 1999, a Member for whom a Gelman Transfer Account is maintained may, at any time after age 59 1/2, withdraw all or any portion of his pre-tax contributions held in such Account.

         (c) Rules of Application. Withdrawals made pursuant to this Section 7.3 shall be made in accordance with the following rules. A Member who wishes to make a withdrawal hereunder shall file a written request with the Committee, setting forth the amount he wishes to withdraw and specifying the Account or Accounts from which such withdrawal is to be made. However, if the Committee so permits, and subject to such rules and guidelines as the Committee may have promulgated, a Member may use the telephone service or electronic media made available by the Trustee to request a withdrawal by communicating the request and the foregoing information directly to the Trustee. A Member requesting a withdrawal shall complete such forms as are prescribed by the Committee and/or the Trustee in support of his request.

         A withdrawal cannot be made from an Account to the extent there is an unpaid amount outstanding on any loan to the Member from such Account. Amounts withdrawn from any Account shall be so withdrawn, pro rata, from each Investment Option in which such Account is invested at the time of the withdrawal. For the purpose of this Section 7.3, the balance of any Account shall be determined as of the close of the day on which the withdrawal is made. Any withdrawal hereunder shall be made in the form of a lump sum cash payment.

         7.4. Direct Rollovers. This Section 7.4 applies to any distribution or withdrawal made under Section 7.1, 7.2 or 7.3 on or after January 1, 1993, to the extent that such distribution or withdrawal is an "Eligible Rollover Distribution". Notwithstanding any provision of the Plan to the contrary, the "Payee" of any Eligible Rollover Distribution made under Section 7.1, 7.2 or 7.3 may elect, at the time and in the manner prescribed by the Committee, to have all or any portion of such distribution paid as a "Direct Rollover" to an "Eligible Retirement Plan" specified by the Payee.

         For the purpose of this Section 7.4, the following definitions shall apply. An "Eligible Rollover Distribution" is defined as under section 402(c)(4) of the Code and the applicable Treasury regulations. An "Eligible Retirement Plan" is an individual retirement account described in section 408(a) of the Code, an individual retirement annuity described in section 408(b) of the Code, a qualified annuity plan described in section 403(a) of the Code, or a qualified trust described in section 401(a) of the Code, that will accept a Direct Rollover of the Payee's distribution or withdrawal. However, if the Payee is the surviving spouse of a Member, only an individual retirement account or individual retirement annuity described above may be an Eligible Retirement Plan. A "Payee" is any person who is entitled to receive a distribution or withdrawal from the Plan, and who is a Member, the surviving spouse of a Member, or the spouse or former spouse of a Member who is entitled to receive the distribution or withdrawal as the alternate payee under a "qualified domestic relations order", as defined in section 414(p) of the Code. A "Direct Rollover" is a direct payment of a distribution or withdrawal by the Plan to the Eligible Retirement Plan specified by the Payee, made in accordance with section 401(a)(31) of the Code and the Treasury regulations, and the rulings and notices issued by the Internal Revenue Service, thereunder, and made in such manner as prescribed by the Committee.

         7.5. Loans. The Committee shall establish and administer a loan program for Members. Loans shall be made to a Member by the Trustee pursuant to said program in accordance with the following rules:

         (a) Generally, loans under the Plan shall: (1) be available to all Members on a reasonably equivalent basis, (2) not be made available to Highly Compensated Employees in an amount greater than the amount made available to other Employees, (3) be made in accordance with the specific provisions herein,
(4) bear a reasonable rate of interest, and (5) be adequately secured. A loan may be made to a Member only while such Member is in Service with an Employer. A loan may not be taken from the Plan while there is an outstanding balance on two separate loans previously taken from the Plan, or while there is any outstanding balance on a loan from another qualified retirement plan maintained by the Employer or any other Affiliated Company. A loan may be made for any purpose.

         (b) A loan may be made from one or more Accounts, but only from the Vested Portion of the following Accounts and in the following order unless otherwise required by the Committee: Rollover Account, RAI Transfer Account, Employer Contribution Account, 401(k) Matching Contribution Account, 401(k) Contribution Account, Filtron Transfer Account and Gelman Transfer Account (Tax-Deferred Contributions Sub-Account, Matching Contributions Sub-Account, Rollover Contributions Sub-Account).

         (c) The proceeds of any loan to a Member which are withdrawn from an Account shall be so withdrawn, pro-rata, from each Investment Option in which the balance of such Account is invested at the time of the loan. The Accounts from which the loan is made shall be charged with such fees with respect to the loan as the Trustee and the Committee shall agree from time to time.

         (d) A Member shall request a loan by filing a written request with the Committee, in advance of the loan, setting forth the amount and term of the loan desired. However, if the Committee so permits, and subject to such rules and guidelines as the Committee may have promulgated, a Member may use the telephone service or electronic media made available by the Trustee to request a loan by communicating the request and the foregoing information directly to the Trustee. A Member requesting a loan shall complete such forms and documents as are prescribed by the Committee and/or the Trustee to obtain the loan.

         Notwithstanding the foregoing, a Member who is a Designated Officer, and who desires to take a loan which will be wholly or partly withdrawn from his Employer Contribution Account while any portion of the balance of such Account is invested in the Pall Stock Fund, may request such loan only by filing such forms with, and providing such information to, the Committee as the Committee shall require for this purpose. The Committee shall not approve the request for such loan if the granting of such loan would either (i) subject such Member to liability under section 16(b) of the Securities and Exchange Act of 1934, or
(ii) result in the violation of any policy which has been adopted by the Company's Board of Directors, and which establishes a "blackout period" during which a Designated Officer may not sell or purchase Company stock.

         (e) Each loan must be for a minimum amount of at least $1,000. The amount of any loan, when added to the outstanding balance of any other loan to the Member from this Plan ("Other Plan Loan"), shall not exceed the lesser of:

                  (1) $50,000, reduced by the excess (if any) of (i) the highest outstanding balance of Other Plan Loans to the Member during the one year period ending the day before the loan is to be made over (ii) the outstanding balance of any Other Plan Loan to the Member on the day the loan is made; or

                  (2) one-half of the Vested Portion of the balance of the Member's Plan Accounts.

         (f) For the purpose of this Section 7.5, the Vested Portion of the balance of the Member's Plan Accounts, individually and in the aggregate, shall be determined as of the day on which the loan is made.

         (g) The loan shall be evidenced by a note and security agreement in such form and containing such terms and conditions as are herein required and as the Committee otherwise determines.

         (h) Each loan shall provide for repayment of principal and interest in level monthly installments over its term. Repayments shall commence with the month following the month in which the loan is made. The monthly installments of Members shall be deducted proportionately from each of their paychecks from the Employer for the month and remitted by the Employer to the Trustee, or shall be made in such other manner as prescribed by the Committee. Repayments shall be suspended, for up to one year, for periods during which the Member is taking an unpaid leave of absence from the Employer due to temporary disability.

         (i) The loan shall be for a term to be selected by the Member with the approval of the Committee. The term for a loan shall not exceed five years, or, if the proceeds of such loan are to be used to acquire any dwelling unit which, within a reasonable time, is to be used as the Member's principal residence, the term of such loan shall not exceed 15 years. Notwithstanding the above, the loan shall provide that all unpaid amounts of principal and interest shall become immediately due and payable 90 days after the Member's Termination of Service.

         (j) The interest rate charged on any loan from the Plan shall represent a prevailing interest rate charged on similar personal loans granted under like circumstances by persons in the business of lending money, as determined under rules of uniform application issued by the Committee from time to time.

         (k) The amount of the outstanding balance of any loan shall, itself, be deemed to be an investment of the Member's Accounts from which the loan was made. No Earnings shall be credited or charged to such Accounts under Section
6.3 with respect to the amount of the outstanding balance of any Plan loan. Repayments on the loan shall be credited, pro-rata, to such Accounts, and shall be invested in accordance with the Member's investment election with respect to New Money to be credited to each such Account then in effect under Section 6.2.

         (l) The loan shall be secured by the portion of the Member's Accounts deemed to be invested in the outstanding balance of the loan. As a condition of any loan to a Member hereunder, the Member shall agree that in the event of a default by the Member on such loan, to the extent that such Accounts are being used as a security for the loan, such Accounts shall be reduced as an offset against the Member's obligation to repay any amount outstanding on such loan; provided, however, that no such reduction of the Member's 401(k) Contribution Account, Filtron Transfer Account, Gelman Transfer Account or RAI Transfer Account may be made until the earliest of the Member's attainment of age 59 1/2, his becoming Disabled or his Termination of Service.

         (m) If any portion of the loan remains outstanding at the time the Accounts from which the loan was made are to be distributed under Section 7.1, to the extent such Accounts are being used as security for the loan, the amount then distributable under Section 7.1 from such Accounts shall be reduced to offset the outstanding loan balance.

         (n) The failure to make any payment under the loan when due shall constitute a default on the loan. However, the Committee may, in its sole discretion, grant any Member who has failed to make any payment on a loan by its due date a grace period, not exceeding 90 days after such due date, during which the Member may make such payment and avoid a default on the loan. In the event of a default, the balance of the Member's Accounts from which the loan was made, to the extent such Accounts are being used as security for the loan, shall be reduced as an offset against the Member's obligations under the loan as provided in subsection (l). In addition, the Committee shall take any commercially reasonable action it deems necessary or desirable to satisfy any remaining obligations under the loan.

         (o) Each loan hereunder shall be subject to such other terms and conditions as the Committee may require under rules of uniform application issued by the Committee from time to time. The Committee may also impose any other terms and conditions, including spousal consent requirements, on loans from a Member's Gelman Transfer Account, Filtron Transfer Account or other transfer account as may be necessary to comply with the requirements of the Code.


                        ARTICLE 8 - PLAN ADMINISTRATION


         8.1. Responsibility for Administering the Plan. Authority to control and manage the operation and administration of the Plan shall rest exclusively with the Committee, except as to those responsibilities and powers reserved or granted to the Trustee under Section 8.5, and to the Company's Board of Directors under Section 8.6.

         8.2. Responsibilities of the Committee. The Committee shall be a "named fiduciary" of the Plan within the meaning of section 402(a) of ERISA, the "administrator" of the Plan within the meaning of section 3(16)(A) of ERISA, and the "plan administrator" within the meaning of section 414(g) of the Code. The Committee shall have the following responsibilities with respect to the administration of the Plan:

         (a) to furnish Members (and other individuals entitled to receive same) with such reports, notifications, documents, statements, information and explanations with respect to the Plan as may be required under the provisions hereof and by the Code and ERISA;

         (b) to file with the appropriate governmental agencies all reports with respect to the Plan required by the Code, ERISA or any other applicable statute;

         (c) to engage an independent certified public accountant to perform such functions with respect to the Plan as may be required of the Committee by ERISA;

         (d) to direct the Trustee to pay out of the Trust Fund all amounts which are payable hereunder to Members or their surviving spouses or other beneficiaries, any contributions to be returned to an Employer under Section
12.1 and any taxes (including interest and penalties thereon) that may be levied or assessed on the Trust's assets or the income thereof;

         (e) to interpret the Plan, to decide all questions that may arise as to the construction or application of any of its provisions and, in accordance with the claims procedure set forth in Section 8.7, to make all final determinations as to the rights of Members or their surviving spouses or other beneficiaries to benefits under the Plan. Any determination made by the Committee as to the interpretation, construction or application of the Plan, or as to the rights of any Member or any other person to benefits under the Plan, shall be conclusive and binding on all parties;

         (f) to promulgate such rules and regulations, and prescribe such forms and manuals, as it shall deem appropriate for the efficient administration of the Plan, and to maintain all data, records and documents with respect to the Plan that may be necessary for its operation and administration or that may be required to be maintained by law;

         (g) to employ suitable agents and legal counsel (who may be the same as legal counsel for any Employer) to advise or assist the Committee with respect to any of its duties hereunder;

         (h) to establish and carry out a funding policy and method for the Plan consistent with the objectives of the Plan and with the requirements of ERISA, and to communicate such funding policy and method to the Trustee; and

         (i) to perform such other duties and responsibilities as are specifically assigned to it hereunder or under the Trust Agreement, or as may be necessary for the Plan to be operated and administered in accordance with the requirements of the Code and ERISA.

         8.3. Duties and Powers of the Committee. In carrying out its responsibilities under Section 8.2, the Committee shall comply with the standards of conduct set forth in subsection (a) and shall have the powers set forth in subsection (b).

         (a) Standards of Conduct. The Committee shall discharge its duties under the Plan solely in the interest of the Members and their surviving spouses or other beneficiaries (subject, however, to the provisions of Section 12.1); and

                  (1) for the exclusive purpose of providing benefits to Members and their surviving spouses or other beneficiaries and defraying the reasonable expenses of administering the Plan;

                  (2) with the skill, care, prudence, and diligence under the circumstances then prevailing that a prudent man acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims;

                  (3) in accordance with the documents and instruments governing the Plan insofar as such documents and instruments are consistent with the provisions of ERISA; and

                  (4) in accordance with such other applicable standards as may be prescribed by ERISA for Plan fiduciaries.

In addition, the Committee shall maintain a written record of all actions taken by it and determinations made by it in carrying out its responsibilities under the Plan, and shall prepare and submit to the Company's Board of Directors such written reports relating to its responsibilities under the Plan as the Board may request of it from time to time. Any action to be taken by the Committee hereunder shall be taken upon the affirmative vote of at least a majority of all persons serving on the Committee, except as otherwise permitted under subsection
(b)(1). Any direction to be given by the Committee hereunder in effecting any action may be given by any person serving on the Committee, unless the duty to give such direction with respect to such action has been allocated to a specific person or persons serving on the Committee under subsection (b)(1).

         (b) Powers. The Committee shall have the following powers:

                  (1) The persons serving on the Committee may allocate specific duties and responsibilities among themselves. Any such allocation shall be made pursuant to a written instrument, signed by all such persons, and setting forth (i) the duties or responsibilities so allocated, (ii) the person or persons to whom such duties or responsibilities are allocated, and (iii) the period of time for which such allocation is to be effective. If any duty or responsibility is so allocated, a person to whom such duty or responsibility has not been allocated shall not be liable for any act or omission of the person or persons to whom such duty or responsibility has been allocated, except as may otherwise be provided under section 405(b)(2) of ERISA;

                  (2) The Committee may designate persons other than persons serving on the Committee to carry out any fiduciary responsibility, other than a "trustee responsibility" within the meaning of section 405(c)(3) of ERISA. Any such designation shall be made pursuant to a written instrument setting forth (i) the duties or responsibilities so delegated, (ii) the person or persons to whom such duties or responsibilities are delegated, and (iii) the period of time for which such delegation is to be effective. If any fiduciary responsibility is so delegated, the Committee shall not be liable for any act or omission of the person or persons designated by it to carry out such responsibility, except as otherwise provided under section 405(c)(2) of ERISA. Any person to whom fiduciary responsibilities are so delegated shall perform such responsibilities in accordance with the standards of conduct set forth in subsection (a) of this Section;

                  (3) The Committee, and any person to whom fiduciary responsibilities are delegated by it under subsection (b)(2) above, may employ attorneys, accountants, actuaries, and other consultants or advisors to render advice to or otherwise to assist them in carrying out their responsibilities under the Plan; and

                  (4) The Committee shall have all other powers necessary to enable it to carry out its responsibilities under Section 8.2, and to carry out such responsibilities as are assigned to it under the Trust Agreement.

         8.4. Reimbursement and Indemnification of the Committee. The persons serving on the Committee, and any persons designated by the Committee to perform fiduciary responsibilities pursuant to Section 8.3(b)(2), shall not receive any compensation for their services as such, but shall be reimbursed by the Company for all reasonable expenses incurred by them in the performance of their duties hereunder. The persons serving on the Committee, and any other persons designated by the Committee to perform fiduciary responsibilities pursuant to
Section 8.3(b)(2), shall be indemnified and held harmless by the Company and each other Employer for any liability or loss (including legal fees or other expenses of litigation) arising out of or in connection with their services to the Plan in such capacity, to the extent that such liability or loss (a) is not insured against under any applicable policy of insurance (whether or not maintained by the Company or any other Employer) and (b) is not determined to be due to their gross negligence or willful misconduct.

         8.5. Responsibilities of the Trustee. The Trustee shall have the following responsibilities and powers in connection with the Plan:

         (a) to hold all amounts contributed to the Plan by the Employers, any income thereon and any other Plan assets, as part of the Trust Fund;

         (b) to make payments out of the Trust Fund in accordance with the instructions of the Committee;

         (c) to hold and control the Trust Fund, and to invest the Trust Fund in accordance with any directions received from the Committee and the Members which are proper, and which are in accordance with the terms of the Plan and the requirements of ERISA; and

         (d) to perform such other responsibilities and duties in connection with the Plan and Trust as are set forth in the Trust Agreement.

         8.6. Responsibilities of the Company's Board of Directors. The following responsibilities and powers in connection with the Plan shall be reserved to the Board of Directors of the Company:

         (a) to amend or terminate the Plan;

         (b) to establish a committee to control and manage the operation and administration of the Plan; and to appoint, remove and replace the persons serving on such committee, and to determine the number of persons who shall serve on such committee; and

         (c) to appoint, remove and replace the Trustee, and to determine the number of persons who shall serve as Trustee.

         8.7. Claims Procedure. Any claim for benefits or other payments under the Plan shall be determined in accordance with the procedure set forth below.

         (a) Initial Determination. Any claim for benefits or other payments under the Plan shall be made by filing a written statement of such claim with the person or persons designated by the Committee to process and make initial determinations as to such claims. In the event such claim is denied in whole or in part, such person or persons shall notify the claimant of the denial within 90 days after the date on which the claim was filed. Such notification shall be in writing and shall set forth: the specific reason or reasons for the denial; specific reference to the provisions of the Plan on which denial was based; a description of any additional material or information necessary for the claimant to perfect the claim, and an explanation of why such material or information is necessary; and an explanation of the review procedure under subsection (b).

         (b) Review Procedure. A claimant whose claim is denied in whole or in part under subsection (a) shall be entitled to have such denial reviewed by the Committee, by filing a written request for such review with the Committee within 60 days after his receipt of notification of the denial of his claim under subsection (a). Upon receipt of such request, the Committee shall make a full and fair review of the claim; and in connection with such review, the claimant shall be entitled to review pertinent documents and to submit issues and comments in writing.

         (c) Decision on Review. The Committee shall make a decision with respect to such claim within 60 days after its receipt of the claimant's written request for review; provided, however, that if the Committee determines that a hearing is necessary, the Committee shall hold such hearing within such 60-day period and shall make its decision within 120 days after its receipt of the claimant's request for review. The Committee's decision on review shall be in writing and shall include specific reasons for the decision and specific references to the provisions of the Plan on which its decision was based.

         8.8. Agent for Service of Process. The agent to accept service of legal process on behalf of the Plan shall be such person as may be designated by the Committee, from time to time, to perform such function or, in the absence of such designation, the Committee itself.

         8.9. Expenses. The Employers shall pay all of the fees and expenses of the Plan and Trust which are not specifically described in the Trust Agreement. All other fees and expenses of the Plan and Trust shall be paid by the Employers, or out of the Trust Fund, as provided in the Trust Agreement.


                 ARTICLE 9 - AMENDMENT, MERGER AND TERMINATION


         9.1. Amendment. The Company may amend this Plan at any time, by a duly adopted resolution of the Company's Board of Directors. Any such amendment may be made with retroactive effect to the extent not prohibited by law. However, no such amendment shall decrease the balance of any Member's Plan Accounts, or affect the computation of the extent to which a Member is vested in his Accounts. In addition, no such amendment shall increase the duties or liabilities of the Committee or the Trustee without their written consent.

         9.2. Merger or Consolidation.

         (a) General. In the event that the Plan is merged or consolidated with any other plan, or in the event of any transfer of assets or liabilities of the Plan to any other plan, the benefit which each Member would be entitled to receive if the Plan terminated immediately after such merger, consolidation or transfer shall be at least equal to the benefit which he would have been entitled to receive if the Plan had terminated immediately before the merger, consolidation or transfer.

         (b) Transfer Accounts. In the event that any Employer terminates any plan and its trust which are qualified and tax-exempt under sections 401(a) and 501(a) of the Code, and such plan was a defined contribution plan (such plan shall be referred to below as a "Terminated Plan"), then the Committee may, in its sole discretion, permit such Employer to directly transfer to this Plan any or all of the account balances under the Terminated Plan which belong to Members in this Plan. Any such transfer shall be made in accordance with the applicable provisions of the law, and in accordance with such rules as are prescribed by the Committee.

         The account balances under the Terminated Plan of any Member which are so transferred to this Plan shall be held in an account referred to as a "Transfer Account" established and maintained under the Plan for such Member. A Member's interest in his Transfer Account shall be fully vested and nonforfeitable at all times. The Transfer Account shall be invested in accordance with rules and procedures which are consistent with those set forth in Article 6, as if such account was a Rollover Account. A Member may borrow from his Transfer Account (other than after-tax contributions and earnings thereon in such Transfer Account) under the provisions of Section 7.5 as if such Account was a Rollover Account, except that, if required by law, a loan may not be obtained without spousal consent, and except as otherwise determined by the Committee. Any loan against the Member's account balances under the Terminated Plan which is outstanding at the time such balances are transferred to this Plan may, in the discretion of the Committee, be included in such transfer; and the Member shall repay any such loan in accordance with the terms and conditions thereof as established under the Terminated Plan.

         A Transfer Account shall be credited with Earnings in the manner described in Section 5.1(b). However, the balance of any Transfer Account shall be distributed, or may be withdrawn, under the same terms and conditions which applied to distributions and withdrawals from participants' accounts under the Terminated Plan (immediately prior to the termination thereof) in lieu of the terms and conditions of Article 7, and, upon Plan termination, Section 9.3(b), except that, for purposes of determining the amount of any distribution or withdrawal, the Transfer Account shall be valued as of the close of the day on which such distribution or withdrawal is made. If appropriate, the Transfer Account shall be divided into sub-accounts to account separately for any portions of the account balances transferred from the Terminated Plan which, under the provisions of the Terminated Plan, could be distributed or withdrawn at different times, or in different forms or manners, than other portions of such account balances.

         Except as otherwise provided above, the Transfer Account shall be treated as an Account under the Plan.

         9.3. Termination.

         (a) General. The Company reserves the right to terminate the Plan at any time, without the consent of any other party, pursuant to a resolution authorizing such termination duly adopted by the Company's Board of Directors. Notwithstanding anything herein to the contrary, the Employers, upon termination of the Plan, shall have no obligation or liability whatsoever to make any further contributions to the Trust, and neither the Trustee, nor any Member, Beneficiary, Employee or other person shall have any right to compel any Employer to make any such further contributions.

         (b) Termination or Continuation of the Trust. Upon termination of the Plan, one of the following actions shall be taken:

                  (1) If the Company so directs, the Trust shall continue in existence. In such event, the Trust Fund shall be held, administered and distributed as directed by the Committee and as provided in the Plan, and all of the provisions of the Plan set forth herein, which are applicable in the opinion of the Committee, other than the provisions relating to contributions, shall remain in full force and effect.

                  (2) If the Plan is terminated without establishment or maintenance of another defined contribution plan within the meaning of section 401(k)(10) of the Code, and if the Company so directs, the Trust shall be terminated. In such case, notwithstanding any other provision of the Plan to the contrary, the Plan Account balances of each Member and Beneficiary shall be distributed to such Member or Beneficiary, as soon as administratively feasible, in the form of a single lump sum payment.

                  (3) If, upon termination of the Plan, another defined contribution plan has been, or will be, established or maintained within the meaning of section 401(k)(10) of the Code, then, notwithstanding any other provision of the Plan to the contrary and if the Company so directs (i) an immediate distribution shall be made, in accordance with the provisions of (2) above, to all Beneficiaries and to all Members who have attained age 59-1/2 or are Disabled, and (ii) the Trust shall be continued, in accordance with the provisions of (1) above, with respect to all other Members; provided, however, that each such other Member's Plan Account balances shall be distributed, in a single lump-sum payment, as soon as practicable after such Member has attained age 59-1/2, has become Disabled or has incurred a Termination of Service for any reason.

         (c) Vesting Upon Termination. Upon the termination or partial termination of the Plan, or upon the complete discontinuance of contributions to the Plan, notwithstanding any other provision of the Plan to the contrary, each Member affected thereby shall become 100% vested, and shall have a nonforfeitable interest, in his Plan Accounts.

         9.4. Termination of An Employer's Participation in the Plan. An Employer, other than the Company, may at any time terminate its participation in the Plan, and the Company may at any time direct that an Employer terminate its participation in the Plan. Unless the Company specifically directs otherwise, an Employer other than the Company shall be treated as having terminated its participation in the Plan (a) upon the sale or other transfer of all or substantially all of its assets to an Unaffiliated Entity or (b) upon the sale or other transfer of its stock to an Unaffiliated Entity in a transaction that results in the termination of such Employer's "parent-subsidiary or brother-sister controlled group relationship" with the Company, or with the controlled group of corporations of which the Company is a member, within the meaning of section 414(b) of the Code. For purposes of the foregoing, the term "Unaffiliated Entity" shall mean any entity other than an Affiliated Company. Upon any such termination of participation, the Plan shall terminate with respect to the terminating Employer and its Employees and shall continue in effect with respect to the remaining Employers and their Employees. In the event of such a termination, the provisions of Section 9.3(b) shall apply with respect to the portion of the Trust Fund attributable to the terminating Employer, and
Section 9.3(c) shall apply to the Employees of such Employer.

                       ARTICLE 10 - TOP-HEAVY PROVISIONS


         10.1. General. With respect to each Plan Year in which the Plan is Top-Heavy, the provisions of Sections 10.2, 10.3, 10.4 and 10.5 shall apply notwithstanding any other provisions in this Plan to the contrary. With respect to any Plan Year in which the Plan is not Top-Heavy, except as otherwise provided herein, the provisions of Sections 10.2, 10.3. 10.4 and 10.5 shall not apply.

         10.2. Minimum Benefit. For any Plan Year in which the Plan is Top-Heavy, the Employer shall make a contribution to the Plan under this Section
10.2 on behalf of any Member who is a Non-Key Employee. Such contribution shall be in the amount by which the contributions made by the Employer on such Member's behalf, or allocated to such Member, for such year under this Plan, and under each other defined contribution plan aggregated with this Plan under
Section 10.6(a), is less than the smaller of (a) 3% of such Member's Section 415 Compensation for such year or (b) the percentage of such Member's Section 415 Compensation for such year which is equal to the highest Allocation Percentage for the year of any Member who is a Key Employee. For this purpose, (1) 401(k) Contributions made on behalf of Non-Key Employees under this Plan, and any contributions subject to section 401(k) or 401(m) of the Code made on behalf of Non-Key Employees under any other defined contribution plan, shall be disregarded; (2) a Key Employee's "Allocation Percentage" for a Plan Year shall mean the percentage determined by dividing the sum for such year of (i) total 401(k) Contributions and Employer Contributions made on behalf of the Key Employee, or allocated to the Key Employee, under this Plan and (ii) the total contributions made by the Employer on such Key Employee's behalf, or allocated to such Key Employee, under any other defined contribution plan aggregated with this Plan under Section 10.6(a) by so much of his Section 415 Compensation for the year as does not exceed the maximum amount of his Section 415 Compensation that may be taken into account hereunder; and (3) any person who is not a Member solely because he has not elected to have any 401(k) Contributions made on his behalf shall be treated as a Member. Clause (b) in the second preceding sentence shall not apply in any Plan Year in which this Plan enables a defined benefit plan, which is aggregated with this Plan under Section 10.6(a), to meet the requirements of section 401(a)(4) or 410 of the Code for such year.

         Notwithstanding the foregoing, the amount to be contributed on behalf of any Member pursuant to this Section shall not exceed the minimum amount that must be contributed on such Member's behalf in order to meet the "minimum benefit" requirements of section 416(c) of the Code and the regulations issued thereunder; and no amount shall be contributed under this Section on behalf of a Member for any Plan Year if (A) the Member is not employed by the Employer on the last day of such Plan Year, or (B) the Member is entitled to receive for such year, under any defined benefit plan aggregated with this Plan under
Section 10.6(a), a benefit that is at least equal to the defined benefit minimum described in M-2 of ss.1.416-1 of the Treasury regulations.

         Any amount contributed under this Section 10.2 by the Employer on behalf of any Member shall be credited to the Member's Employer Contribution Account, as of the day on which such contribution is made to the Plan, but no later than by the final day of the Plan Year to which the contribution relates.

         10.3. Minimum Vesting. In the case of a Member who earns at least one Hour of Service under the Plan during or subsequent to a Plan Year for which the Plan is Top-Heavy, the Vested Portion of his Plan Accounts shall be determined as provided in Section 1.37, except that the following schedule shall apply to all such Members in lieu of the schedule appearing in subsection (a) of Section 1.37:

                   Years of Service                     Vested Percentage
                   ----------------                     -----------------
                           0 - 1                             0%
                           2                                 40%
                           3                                 100%

         10.4. Maximum Compensation. For any Plan Year beginning prior to August 1, 1989 in which the Plan is Top-Heavy, the annual Compensation taken into account under the Plan, and the annual Section 415 Compensation taken into account under this Article 10, for any Member shall not exceed $200,000, adjusted annually by the Secretary of the Treasury under section 416(d) of the Code and the Treasury regulations issued thereunder.

         10.5. Section 415 Limits. For any Plan Year beginning before January 1, 2000 in which the Plan is Top-Heavy, the overall limit of section 415(e) of the Code shall be applied by substituting "1.0" for "1.25" wherever "1.25" appears. However, the preceding sentence shall not apply with respect to a Plan Year if
(a) each Member who is a Non-Key Employee is entitled to receive for such year
(1) under this Plan, when aggregated with any other defined contribution plan aggregated with this Plan under Section 10.6(a), a benefit that is at least equal to the defined contribution minimum described in M-14 of ss. 1.416-1 of the Treasury regulations, or (2) under any defined benefit plan aggregated with this Plan under Section 10.6(a), a benefit that is at least equal to the defined benefit minimum described in M-14 of ss. 1.416-1 of the Treasury regulations, and (b) the Plan is not Super Top-Heavy for such year.

         10.6. Definitions. For purposes of this Article 10, the following terms shall have the following meanings, and the following rules shall apply:

         (a) "Top-Heavy" and "Super Top-Heavy" - the Plan shall be deemed to be Top-Heavy with respect to any Plan Year if, as of the Determination Date for that year, the aggregate Benefits of all Key Employees under this Plan, and all other plans which are aggregated with this Plan, exceed 60% of the aggregate Benefits of all Key and Non-Key Employees under this Plan and all such other plans. The Plan shall be deemed to be Super Top-Heavy with respect to any Plan Year if, as of the Determination Date for that year, the aggregate Benefits of all Key Employees under this Plan, and all other plans that are aggregated with this Plan, exceed 90% of the aggregate Benefits of all Key and Non-Key Employees under this Plan and all such other plans. For purposes of the two preceding sentences, each qualified plan maintained by the Employer, including this Plan,
(1) in which a Key Employee was a participant, or (2) which enabled any plan described in clause (1) to meet the requirements of section 401(a)(4) or section 410 of the Code, during the 5-year period ending on the Determination Date for the Plan Year in question shall be aggregated. A terminated plan shall be aggregated with this Plan, for these purposes, if such plan was maintained by the Employer during the aforesaid 5-year period and would, but for its termination, be so aggregated under the preceding sentence.

         (b) "Determination Date" - The Determination Date for a Plan Year shall mean the final day of the immediately preceding Plan Year, except, however, the Determination Date for the first Plan Year shall be the final day of such year.

         (c) "Benefits" - An individual's Benefits shall mean the sum of (1) the balance of his Plan Accounts under this Plan and his accounts under all other defined contribution plans aggregated with this Plan under Section 10.6(a); (2) the present value of his cumulative accrued benefits under all defined benefit plans aggregated with this Plan under Section 10.6(a); and (3) the aggregate distributions made with respect to him under the plans described in clauses (1) and (2) hereof during the 5-year period ending on the Determination Date as of which such individual's Benefits are being determined.

         For purposes of this Section 10.6(c), the Benefits of any individual shall be disregarded if such individual (i) has not performed any services for the Employer during the 5-year period ending on the Determination Date for the Plan Year or (ii) was a Key Employee for any Plan Year but subsequently became a Non-Key Employee for any Plan Year. The present value of accrued benefits under any defined benefit plan shall be determined for each Non-Key Employee under the uniform method of benefit accrual used by all qualified defined benefit plans of the Employer, or, if there is no such method, as if benefits accrued not more rapidly than under the slowest accrual rate permitted under section 411(b)(1)(C) of the Code.

         (d) "Key Employee" and "Non-Key Employee" - shall be defined as under section 416(i) of the Code and the Treasury regulations thereunder.

         (e) "Section 415 Compensation" - shall mean, for any Plan Year, compensation as defined under section 415(c)(3) of the Code, subject to the Compensation Limit in effect for such year.

         (f) The benefits attributable to any plan aggregated with this Plan under Section 10.6(a) shall be taken into account for purposes of Sections 10.2,
10.5 and 10.6(a) and (c) in a Plan Year in a manner consistent with T-23 of ss. 1.416-1 of the Treasury regulations.

         (g) For purposes of this Article 10, wherever required by Section 416 of the Code and the regulations thereunder, the term "Employer" includes all entities aggregated with the Employer under section 414(b), (c), (m) or (o) of the Code and the regulations thereunder.

         10.7. Applicability. In the event that Congress should provide by statute, or the Treasury Department or the Internal Revenue Service should provide by regulation, ruling or notice, that the provisions of this Article are no longer necessary to meet the qualification requirements of section 401(a) of the Code, this Article shall become void, and shall no longer apply, without the necessity of any amendment to the Plan.


                ARTICLE 11 - SPECIAL RULES FOR GELMAN EMPLOYEES


         11.1. In General. The rules set forth in this Article 11 shall apply, notwithstanding any other provisions of the Plan to the contrary, to any individual who, during any Plan Year, transfers employment either from Gelman Sciences, Inc. ("Gelman") to an Employer, or from an Employer to Gelman. For purposes of this Article, any elective contributions made by or on behalf of any individual to a qualified retirement plan pursuant to the 401(k) provisions of such plan shall be referred to as "Elective Contributions". Any voluntary, after-tax contributions or matching contributions made by or on behalf of any individual to a qualified retirement plan pursuant to the 401(m) provisions of such plan shall be referred to as "Voluntary Contributions" and "Matching Contributions", respectively. The Gelman Sciences 401(k) Savings Plan shall be referred to as the "Gelman Plan".

         11.2. Transfer of Employment to Gelman.

         (a) In the case of any individual whose employment is transferred from an Employer to Gelman, and whose Elective Contributions, as of the date of such transfer, are not in excess of the dollar limit under section 402(g) of the Code for the Plan Year in which such transfer occurs, any distribution of Elective Contributions (and earnings) that would otherwise be required to be made to such individual by this Plan for such Plan Year under Section 4.8(a) shall, instead, be made by the Gelman Plan.

         (b) In the case of any individual whose employment is so transferred, and whose Elective Contributions, as of the date of such transfer, are in excess of such dollar limit, the distribution of Elective Contributions (and earnings) that would otherwise be required to be made to such individual by this Plan for such Plan Year under Section 4.8(a) shall be limited to the excess of Elective Contributions over such dollar limit as of the date of such transfer (and the earnings attributable to such excess contributions). The Elective Contributions (and earnings) that would be distributed to such individual by this Plan under
Section 4.8(a) but for the preceding sentence shall, instead, be distributed to such individual by the Gelman Plan.

         (c) In the case of any individual whose employment is so transferred, and whose contributions under the Gelman Plan are required to be taken into account in computing his actual deferral percentage and contribution percentage under this Plan for any Plan Year, and who must receive a distribution of any contributions (and earnings), or forfeit any Matching Contributions (and earnings), for such Plan Year in order for this Plan and/or the Gelman Plan to satisfy the requirements of section 401(k) or (m) of the Code:

                  (1) if Elective Contributions must be so distributed for such year, the Elective Contributions made under the Gelman Plan during such year shall be distributed before any Elective Contributions made under this Plan for such year are distributed; and

                  (2) if Voluntary and Matching Contributions must be so distributed, or if Matching Contributions must be so forfeited, for such year, the Voluntary Contributions made under this Plan for such year shall be distributed before any Matching Contributions made under the Gelman Plan during such year are distributed or forfeited.

         11.3. Transfer of Employment From Gelman to an Employer.

         (a) In the case of any individual whose employment is transferred from Gelman to an Employer, and whose Elective Contributions under the Gelman Plan, as of the date of such transfer, are not in excess of the dollar limit under Code section 402(g) for the Plan Year in which such transfer occurs, any distribution of Elective Contributions (and earnings), which is otherwise required by this Plan and the Gelman Plan because such contributions exceed such dollar limit for such Plan Year, shall be made entirely from this Plan under
Section 4.8(a).

         (b) In the case of any individual whose employment is so transferred, and whose Elective Contributions under the Gelman Plan, as of the date of such transfer, are in excess of the dollar limit under Code section 402(g) for the Plan Year in which such transfer occurs, any distribution of Elective Contributions (and earnings) that would otherwise be required to be made to such individual by the Gelman Plan for such Plan Year shall be limited to the excess of Elective Contributions over such dollar limit as of the date of such transfer (and the earnings attributable to such excess contributions). The Elective Contributions (and earnings) that would be distributed to such individual by the Gelman Plan but for the preceding sentence shall, instead, be distributed to such individual by this Plan under Section 4.8(a).

         (c) In the case of any individual whose employment is so transferred, and whose contributions under the Gelman Plan are required to be taken into account in computing his actual deferral percentage and contribution percentage under this Plan for any Plan Year, and who must receive a distribution of any contributions (and earnings), or forfeit any Matching Contributions (and earnings), for such Plan Year in order for this Plan and/or the Gelman Plan to satisfy the requirements of section 401(k) or (m) of the Code:

                  (1) if Elective Contributions must be so distributed for such year, the Elective Contributions made under this Plan for such year shall be distributed before any Elective Contributions made under the Gelman Plan during such year are distributed; and

                  (2) if Voluntary and Matching Contributions must be so distributed, or Matching Contributions must be so forfeited for such year, the Voluntary Contributions made under this Plan for such year shall be distributed before any Matching Contributions made under the Gelman Plan during such year are distributed or forfeited.

         11.4. Plan Loans. If the employment of any individual is transferred from an Employer to Gelman, and on the date of such transfer there is an outstanding principal balance on any loan to such individual from the Plan, the Committee may, in its discretion and under such terms and conditions as the Committee shall prescribe, permit such individual to continue making installment payments on the loan after such transfer, by employer deduction from his paychecks from Gelman or otherwise, until the loan has been fully repaid. In the case of any individual who receives such permission, such outstanding principal balance shall not become immediately due and payable, and such loan shall not otherwise be treated as being in default, merely as a result of such transfer of employment, or merely as a result of any change in the time or manner for making the installment payments on such loan under the preceding sentence.

         11.5. Article Ceases to Apply. Notwithstanding any other provisions of the Plan to the contrary, this Article shall not apply to, or with respect to, any individual who transfers employment from an Employer to Gelman, or from Gelman to an Employer, on or after January 1, 1999.


                           ARTICLE 12 - MISCELLANEOUS


         12.1. Plan Assets to be Held for Exclusive Benefit of Members. The assets of the Plan shall never inure to the benefit of the Employers and shall be held for the exclusive purposes of providing benefits to Members of the Plan and their spouses and other beneficiaries, and defraying the reasonable costs and expenses of administering the Plan. However, this Section shall not prevent a contribution made by any Employer under the Plan from being returned to it, or other Plan assets to be distributed to an Employer, in the following circumstances:

         (a) If an amount is contributed under the Plan by an Employer pursuant to a mistake of fact, the amount so contributed shall be returned to such Employer within one year of the date of such contribution.

         (b) Each contribution which an Employer makes under the Plan is conditioned upon the deductibility of such contribution under section 404 of the Code. To the extent a deduction therefor is not allowed, the amount of any such contribution shall be returned to such Employer within one year after the contribution is determined to be nondeductible.

         12.2. Nonassignability of Rights. Except to the extent provided in
Section 12.3, no interest, right or claim in or to any part of the Trust Fund or any payment therefrom shall be assignable, transferable or subject to sale, mortgage, pledge, garnishment, attachment, execution or levy of any kind, and the Trustee shall not recognize any attempt to assign, transfer, sell, mortgage, pledge, garnish, attach or execute the same.

         12.3. Qualified Domestic Relations Orders. To the extent so provided in an order that the Committee determines to constitute a "qualified domestic relations order" within the meaning of section 414(p)(1)(A) of the Code ("QDRO"), the right to receive all or a portion of the benefits payable under the Plan with respect to a Member may be assigned or transferred by the Member to any "alternate payee" within the meaning of section 414(p)(8) of the Code ("Alternate Payee") specified in such QDRO. Notwithstanding any other provision in this Plan to the contrary, if a QDRO so provides, the portion of a Member's interest in the Plan which is payable under the QDRO to any Alternate Payee shall be distributed to such Alternate Payee, in the form of a single lump sum payment, as soon as practicable after the Committee has determined that such order constitutes a QDRO. The Committee shall establish written procedures for qualifying and administering QDROs submitted to the Plan, and shall amend, modify or restate such procedures at any time, in its sole discretion.

         12.4. Military Leaves of Absence. With respect to any period of absence from employment taken by a Member for military service, to the extent required by section 414 (u) of the Code:

         (a) the Member shall be credited with Hours of Service and days of Service, and shall be deemed to receive Compensation, for such period;

         (b) the Member shall receive an allocation under Section 3.4 of any Employer contribution made for such period; and

         (c) at the conclusion of such period, the Member shall be permitted to make any 401(k) Contributions and Voluntary Contributions that he would have been able to make to the Plan during such period but for the absence.

In addition to the above, the Committee may permit the suspension of repayments during any such period of absence on any loan that was made by the Plan to the Member prior to the start of such period, to the extent that such suspension is permitted under section 414 (u) of the Code.

         12.5. Trust Fund as Sole Source of Benefit Payments. The Trust Fund shall be the sole source of payment of benefits under the Plan. In no event shall any Employer or any other Affiliated Company be liable to any Member or to any other individual for the payment of such benefits.

         12.6. Right to Employment. The Plan shall not confer upon any Employee any right of employment, nor shall any provision of the Plan interfere with the right of any Employer to discharge any Employee.


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

         12.7. Gender and Number. Words used in the masculine include the feminine gender. Words used in the singular or plural shall be construed as if plural or singular, respectively, where they would so apply.

         12.8. Titles. Titles of Articles, Sections and subsections are inserted for convenience and shall not affect the meaning or construction of the Plan.

         12.9. Notifications. Except as otherwise provided above, any written notification required to be given to a Member hereunder may be given by sending such notification to him by first class mail, addressed to him at the address most recently listed for him in the records of his Employer.


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

                                   APPENDIX A

The following distribution provisions apply to accounts transferred to the Plan from the plans identified below for the relevant purposes and periods specified in Section 7.1(b) and (f) of the Plan:

I. Filtron Technology Corporation 401(k) Savings Plan

         The various forms of distribution under the Filtron Technology 401(k) Savings Plan were contained in Article VI thereof, as follows in relevant part:

6.01 Automatic Forms of Distribution

         Unless a qualified election of an optional form of benefit has been made within the election period (see Section 6.03(1)), the automatic form of benefit payable to or on behalf of a Member is determined as follows:

         (a) automatic form of retirement benefit for a Member who does not die before his Annuity Starting Date shall be the Qualified Joint and Survivor Form.

         (b) The automatic form of death benefit for a Member who dies before his Annuity Starting Date shall be:

                  (1) A Qualified Preretirement Survivor Annuity for a Member who has a spouse to whom he has been continuously married throughout the one-year period ending on the date of his death. The spouse may elect to start receiving the death benefit on any first day of the month on or after the Member dies and by the date the Member would have been age 70 1/2. If the spouse dies before benefits start, the Member's Vested Account, determined as of the spouse's death, shall be paid to the spouse's Beneficiary.

                  (2) A single sum payment to the Member's Beneficiary for a Member who does not have a spouse who is entitled to a Qualified Preretirement Survivor Annuity.

6.02 Optional Forms of Distribution and Distribution Requirements

         (b) The optional forms of retirement benefit shall be the following: a straight life annuity; single life annuity with certain periods of five, ten, or fifteen years; a single life annuity with installment refund; survivorship life annuities with installment refund and survivorship percentages of 50, 66 2/3, or 100; fixed period annuities for any period of whole months which is not less than sixty and does not exceed the Life Expectancy of the Member and the named Beneficiary as provided in (d) below where the Life Expectancy is not recalculated; and a series of installments chosen by the Member with a minimum payment each year beginning with the year the Member turns age 70 1/2 . The payment for the first year in which a minimum payment is required will be made by April 1 of the following calendar year. The payment for the second year and each successive year will be made by December 31 of that year. The minimum payment will be based on a period equal to the Joint and Last Survivor Expectancy of the Member and the Member's spouse, if any, as provided in (d) below where the Joint and Last Survivor Expectancy is recalculated. The balance of the Member's Vested Account, if any, will be payable on the Member's death to his Beneficiary in a single sum. If not prohibited in item Y of the Adoption Agreement - Plus, a single sum payment is also available.

--------------------
(1) This and all other cross references in part I are to the Filtron Technology 401(k) Savings Plan.


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

         (c) The optional forms of death benefit are a single sum payment and any annuity that is an optional form of retirement benefit. However, a series of installments shall not be available if the Beneficiary is not the spouse of the deceased Member.

II. Gelman Sciences 401(k) Savings Plan

         The various forms of distribution under the Gelman Sciences 401(k) Savings Plan were contained in Article XVI thereof, as follows in relevant part:

16.2 Normal Form of Payment

         Except as otherwise provided in Section 16.62, unless a Participant, or his Beneficiary, if the Participant has died, elects one of the optional forms of payment provided in Section 16.3, distribution shall be made to the Participant, or his Beneficiary, as the case may be, in a single sum payment. Distribution shall be made in cash or in kind, as elected by the Participant, except that distribution shall not be made in Employer stock.

16.3 Optional Forms of Payment

         A Participant, or his Beneficiary, as the case may be, may elect to receive distribution in one of the following optional forms of payment:

         (a) Installment Payments - Distribution shall be made in a series of installments over a period not exceeding the life expectancy of the Participant, or the Participant's Beneficiary, if the Participant has died, or a period not exceeding the joint life and last survivor expectancy of the Participant and his Beneficiary. Each installment shall be equal in amount except as necessary to adjust for any changes in the value of the Participant's Separate Account. The determination of life expectancies shall be made on the basis of the expected return multiples in Tables V and VI of Section 1.72-9 of the Treasury regulations and shall be calculated either once at the time installment payments begin or annually for the Participant and/or his Beneficiary, if his Beneficiary is his spouse, as elected by the Participant at the time installment payments begin. Distribution shall be made in cash or in kind, as elected by the Participant, except that distribution shall not be made in Employer stock.

--------------
(2) This and all other cross references in part II are to the Gelman Sciences 401(k) Savings Plan.


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

         (b) Annuity Contract - Distribution shall be made through the purchase of a single premium, nontransferable annuity contract for such term and in such form as the Participant, or his Beneficiary, if the Participant has died, shall select, subject to the provisions of Section 16.5; provided, however, that a Participant's Beneficiary may not elect to receive distribution of an annuity payable over the joint lives of the Beneficiary and any other individual. The terms of any annuity contract purchased hereunder and distributed to a Participant or his Beneficiary shall comply with the requirements of the Plan.

16.4 Change of Option Election

         Subject to the provisions of Section 16.5, a Participant or Beneficiary who has elected an optional form of payment under Section 16.3 may revoke or change his election at any time prior to his annuity starting date [as defined in Section 16.1(a)] by filing with the Administrator a written election in the form prescribed by the Administrator.

16.5 Form of Annuity Requirements

         If a Participant elects to receive distribution through the purchase of an annuity contract, distribution shall be made to such Participant through the purchase of an annuity contract that provides for payment in one of the following automatic annuity forms [as defined in Section 16.1(b)], unless the Participant elects a different type of annuity:

         (a) The automatic annuity form for a Participant who is married on his annuity starting date is the 50 percent qualified joint and survivor annuity [as defined in Section 16.1(e)].

         (b) The automatic annuity form for a Participant who is not married on his annuity starting date is the single life annuity [as defined in Section 16.1(g)].

         A Participant's election of an annuity other than the automatic annuity form shall not be effective unless it is a qualified election [as defined in
Section 16.1(c)]; provided, however, that spousal consent shall not be required if the form of annuity elected by the Participant is a qualified joint and survivor annuity. A Participant who has elected the optional annuity form of payment can revoke or change his election only pursuant to a qualified election.

16.6 Qualified Preretirement Survivor Annuity Requirements

         If a married Participant elects to receive distribution through the purchase of an annuity contract and dies before his annuity starting date, his spouse shall receive distribution of the value of the Participant's vested interest in his Separate Account through the purchase of an annuity contract that provides for payment over the life of the Participant's spouse. A Participant's spouse may elect to receive distribution under any one of the other forms of payment available under this Article instead of in the qualified preretirement survivor annuity form [as defined in Section 16.1(f)]. If a married Participant's Beneficiary designation on file with the Administrator pursuant to Article XVII designates a non-spouse Beneficiary, the designation shall become inoperative upon the Participant's election to receive distribution through the purchase of an annuity contract, unless the Participant files a new designation of Beneficiary form with the Administrator. A Participant can only designate a non-spouse Beneficiary to receive distribution of that portion of his Separate Account otherwise payable as a qualified preretirement survivor annuity pursuant to a qualified election.

16.9 Reemployment

         If a Participant is reemployed by an Employer or a Related Company prior to receiving distribution of the entire balance of his vested interest in his Separate Account, his prior election of a form of payment hereunder shall become ineffective. Notwithstanding the foregoing, if a Participant had elected to receive distribution through the purchase of an annuity contract, the requirements of Sections 16.5 and 16.6 of the Plan shall continue in effect with respect to that portion of his Separate Account attributable to his prior employment.

16.10 Section 242(b)(2) Elections

         Notwithstanding any other provisions of this Article and subject to the requirements of Sections 16.5 and 16.6, distribution on, behalf of a Participant, including a five-percent owner, may be made pursuant to an election under Section 242(b)(2) of the Tax Equity and Fiscal Responsibility Act of 1982 and in accordance with all of the following requirements:

         (a) The distribution is one which would not have disqualified the Trust under Section 401(a)(9) of the Code as in effect prior to amendment by the Deficit Reduction Act of 1984.

         (b) The distribution is in accordance with a method of distribution elected by the Participant whose interest in the Trust is being distributed or, if the Participant is deceased, by a Beneficiary of such Participant.

         (c) Such election was in writing, was signed by the Participant or the Beneficiary, and was made before January 1, 1984.

         (d) The Participant had accrued a benefit under the Plan as of December 31, 1983.

         (e) The method of distribution elected by the Participant or the Beneficiary specifies the time at which distribution will commence, the period over which distribution will be made and, in the case of any distribution upon the Participant's death, the Beneficiaries of the Participant listed in order of priority.

         A distribution upon death shall not be made under this Section unless the information in the election contains the required information described above with respect to the distributions to be made upon the death of the Participant. For any distribution which commences before January 1, 1984, but continues after December 31, 1983, the Participant or the Beneficiary to whom such distribution is being made will be presumed to have designated the method of distribution under which the distribution is being made, if this method of distribution was specified in writing and the distribution satisfies the requirements in paragraphs (a) and (e) of this Section. If an election is revoked, any subsequent distribution will be in accordance with the other provisions of the Plan. Any changes in the election will be considered to be a revocation of the election. However, the mere substitution or addition of another Beneficiary (one not designated as a Beneficiary in the election), under the election will be not considered to be a revocation of the election, so long as such substitution or addition does not alter the period over which distributions are to be made under the election directly, or indirectly (for example, by altering the relevant measuring life).


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